SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Check the appropriate box:

                      [ ] Preliminary Information Statement

                [ ] Confidential, For Use Of The Commission Only
                       (as permitted by Rule 14c-5(d)(2))

                      [X] Definitive Information Statement

                              AUGMENT SYSTEMS, INC.
                (Name of Registrant as Specified In Its Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                              [X] No fee required.

                [ ] Fee computed on table below per Exchange Act
                          Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

                 3) Per unit price or other underlying value of
                  transaction computed pursuant to Exchange Act
                  Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               4) Proposed maximum aggregate value of transaction:

                               5) Total fee paid:

               [ ] Fee paid previously with preliminary materials.

                [ ] Check box if any part of the fee is offset as
                  provided by Exchange Act Rule 0-11(a)(2) and
                identify the filing for which the offsetting fee
        was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           1) Amount Previously Paid:

                2) Form, Schedule or Registration Statement No.:

                                3) Filing Party:

                                 4) Date Filed:

                              AUGMENT SYSTEMS, INC.
                                  P.O. BOX 222
                        WEST NEWBURY, MASSACHUSETTS 01985
                                 (781) 270-9178
                   Information Statement Relating To Action By
                    Written Consent Of Majority Stockholders
                            ------------------------

Dear Stockholder:

         On or about September 12, 2000, a majority of the stockholders of Augment Systems, Inc. (the "Company") consented to several corporate actions. Your consent is not required and is not being solicited in connection with these actions. Pursuant to Section 228 of the Delaware General Corporation Law, you are hereby being provided with notice of the approval by less than the unanimous written consent of the eligible voting stockholders of the Company. Pursuant to the Securities Exchange Act of 1934, you are hereby being furnished with an Information Statement relating to the Company's actions.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED INFORMATION STATEMENT IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY.



                                     Sincerely,

                                     /S/Duane Mayo
                                     Duane A. Mayo, Chief Financial Officer

                              AUGMENT SYSTEMS, INC.
                                  P.O. BOX 222
                        WEST NEWBURY, MASSACHUSETTS 01985
                                 (781) 270-9178
                            ------------------------

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
       PROXY. THE ATTACHED INFORMATION STATEMENT IS BEING SENT TO YOU FOR
                           INFORMATION PURPOSES ONLY.

     The Approximate Date of Mailing of this Information Statement is December 11, 2000.

     This Information Statement is being furnished by Augment Systems, Inc. (the "Company" or "Augment") in connection with actions taken by consent of a majority of the stockholders (the "Written Consent"), a copy of which is annexed hereto as Exhibit "A", which was mailed on or about July 18, 2000. On September 11, 2000, a majority of the Company's stockholders had returned consents approving the transactions described below:

1. The election of Jeffrey Leventhal, Duane A. Mayo, and Milton Barbarosh, as directors of the Company, to hold office until the next annual meeting and until their successor is duly elected and qualified.

2. Approving the appointment of the accounting firm of Bloom & Company as the Company's new outside auditors.

3. Ratifying, adopting, and approving the Stock Purchase Agreement, dated as of March, 2000, by and between Right2Web.com, Inc. ("RTW" or "Right2web") and the Company.

4. Declare a reverse stock split of the Company's outstanding Common Stock, to be accounted for as a reverse stock dividend and to increase the authorized capitalization of the Company.

5.   Approve Amendment No. 1 to the Loan Agreement.

6. Approving such other actions as the directors of the Company deem necessary and appropriate to carry out the intent and purposes of the foregoing resolutions.

The actions taken by the Written Consent will be effective twenty-one (21) days (approximately January 1, 2001) after this Notice and attached Information Statement are mailed to all stockholders of Augment.

     All necessary corporate approvals in connection with the matters referred to herein have been obtained. The accompanying Information Statement is furnished to all stockholders of record of Augment pursuant to Section 14 (c) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder solely for the purpose of informing the stockholders of these corporate actions before they take effect.

     Pursuant to Section 228 of the Delaware General Company Law, stockholders of record of Augment as of September 11, 2000, the date on or about which the Written Consent was signed by the holders of not less than a majority of the issued and outstanding shares of Augment Common Stock, are entitled to receive this Information Statement and Notice of Taking of Corporate Action Without a Meeting by Written Consent.

     The Company has asked brokers and other custodians and fiduciaries to forward this Information Statement to the beneficial owners of the Shares held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such materials.

     The executive offices of the Company may be contacted at P.O. Box 222, West Newbury, Massachusetts 01985. All holders of record of the shares at the close of business on December 1, 2000, will receive this Information Statement.

SUMMARY

     This summary highlights information that may be found in greater detail elsewhere in this Information Statement. In this summary, the Company has attempted to describe those matters which the Company believes will be of the greatest importance to you in understanding the various transactions. This summary may not, however, contain all information that is important to you. For that reason, the Company urges you to read this document carefully in its entirety, including the Annexes at the bottom of this document and the additional documents we refer you to under "WHERE YOU CAN FIND MORE INFORMATION" on Page 22.


QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

         WHY AM I RECEIVING THIS INFORMATION STATEMENT?

     This information statement provides notice to all stockholders of Augment Systems, Inc (hereinafter "Augment"), of action taken by written consent by the owners of a majority of the issued and outstanding shares of Augment common stock.

         WHAT ACTION DID THE MAJORITY STOCKHOLDERS OF AUGMENT APPROVE?

     Augment stockholders approved the issuance of shares of convertible preferred stock to the stockholders of Right2web.com, Inc. (hereinafter "Right2web" or "R2W"), in accordance with the Stock Purchase Agreement, agreed to in March 2000, between Augment and Right2web and as amended on September 12, 2000 (the "First Amendment"), (collectively, the "Stock Purchase Agreement") a copy of which is annexed hereto as Exhibit C. The stockholders of Augment also approved a reverse stock split. Additionally, Augment stockholders elected Jeffrey Leventhal, Duane A. Mayo, and Milton Barbarosh as directors of Augment, to hold office until the next stockholder meeting and until any successors are duly elected and qualified. Augment stockholders approved Bloom & Company as their new outside auditors. Also, Amendment No. 1 to the Loan Agreement providing the holders of One Million Five Hundred Thousand Dollars ($1,500,000.00) of secured convertible debt conversion into an aggregate of five percent (5%) of the equity of Augment, upon completion of the transaction with Right2web, was ratified. Any other action required by Augment's directors to facilitate the intent and purpose of these resolutions was approved.

         WHAT PERCENTAGE OF AUGMENT STOCK DOES RIGHT2WEB OWN?

     The stockholders of Right2web currently own shares of convertible preferred stock in Augment. Upon expiration of twenty-one (21) days from the mailing of this Information Statement, all of these shares of convertible preferred stock may be immediately convertible (from time to time) into ninety two percent (92%) of the total outstanding Shares. Following said expiration, Augment will file a Certificate of Amendment to its Certificate of Incorporation evidencing its conversion. (See Exhibit "B" annexed hereto). Also, Jeffrey Leventhal and Milton Barbarosh have joined Duane A. Mayo as members of the Augment Board of Directors (hereinafter "Election of Directors"). There is currently one (1) director.

         WHAT DO I NEED TO DO?

     No stockholder action need be taken. This Information Statement provides notice to all stockholders of the actions taken. No vote or proxy is required, and Augment is not requesting stockholders send proxies.

         WHAT WILL AUGMENT DO GOING FORWARD?

     New management will seek to revitalize the Augment fibre channel storage technology business while seeking to make acquisitions. Augment will need to raise additional funds to accomplish these objectives of which there can be no assurance. See "Business of the Company".

         ELECTION OF DIRECTORS

     The By-Laws of the Company provide that the Board shall consist of not less than one director, as shall be fixed from time to time by the Board. The directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The number of directors may be decreased at any time and from time to time either by the stockholders or by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The number of directors may be increased at any time and from time to time by the stockholders or a majority of the directors then in office.

     By  Written  Consent of the  Majority  Stockholders,  dated July 18,  2000,
Jeffrey Leventhal, Duane A. Mayo, and Milton Barbarosh, a designee of Jeffrey Leventhal, were elected as directors of the Company. (See Exhibit "A" annexed hereto). Each director will serve as a director of the Company until the next annual meeting and until a successor has been duly elected and qualified.

     For each of the above directors, there follows a brief listing of his experience as of the date of this information statement.

        BACKGROUND OF DIRECTORS

     JEFFREY LEVENTHAL is the former President and principal shareholder of Remote Lojix/PCSI, Inc. of New York City, a national computer integration, staffing and service vendor. After completing two acquisitions Remote Lojix/PCSI was sold to a publicly traded firm. Prior to founding that company, Mr. Leventhal was Vice President of Sales and Marketing at LANSafe Network Services, Inc. of New York City, a network integration and management firm. Prior to that, he managed the MIS department for Network Management Services Associates of New York City, a database software company. Mr. Leventhal is the principal stockholder of Right2Web, which is in the process of acquiring a majority interest in the Company. Mr. Leventhal is a principal member of Hosted Systems, LLC, which is engaged in the business of web site hosting and related services. Mr. Leventhal has published three articles through Auerbach Publications and majored in Economics and Computer Science at State University of New York - Binghamton. Mr. Leventhal served as a director of the Company from January 1998 to March 1999.

     DUANE A. MAYO has served as Vice President of Finance and Administration of the Company since March 1995 and as Director, Chief Financial Officer, Secretary, and Treasurer since May 1995. From April 1993 through February 1995, he served as Chief Financial Officer for Xerographic Laser Images Company, a publicly-held company involved in the development of resolution enhancement technology. From April 1988 to April 1993, Mr. Mayo was Corporate Controller for Howtek, Inc., a publicly-held company and supplier of desktop scanners for the color prepress marketplace.

     MILTON BARBAROSH is a Principal and Managing Director of Maine Venture Capital, and President of the Stenton Leigh Group Inc. ("Stenton Leigh"), a full service merchant bank located in Boca Raton, Florida, and President of EAI Partners, Inc. Prior to forming Stenton Leigh in 1989, Mr. Barbarosh was CEO of JW Charles Group, Inc., a 400 person securities brokerage, real estate brokerage, mortgage insurance, and residential development company. Prior to 1989, Mr. Barbarosh was Manager of the Mergers and Acquisitions Department at the Royal Bank of Canada, responsible for M&A, divestitures, valuations, financing, leveraged buyouts, and strategic planning. Mr. Barbarosh received his training at Ernest & Young and at KPMG Peat Marwick in Canada. Mr. Barbarosh received his Bachelor of Commerce from Concordia University, a Graduate Diploma in Public Accounting (DPA), a Canadian Chartered Accountant (CA) from McGill University, and an MBA from York University. He is a member of the Young President's Organization, the American Society of Appraisers (ASA), the Florida Business Brokers Association, the National Association of Real Estate Appraisers, Certified Real Estate Appraisers (CTRS), and the Institute of Business Appraisers, Inc. (IBA). He is the author of The Acquisition Decision, published by the National Association of Accountants (United States) and the Society of Management Accountants of Canada.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has appointed the accounting firm of Bloom & Company ("Bloom & Company") as the Company's new outside auditors. This appointment was approved by consent of majority stockholders pursuant to the Written Consent. As described in Augment's Form 8-K, filed April 14, 2000, which is incorporated herein by reference, Bloom & Company replaces BDO Seidman LLP who resigned as the Company's accountants and will serve as the Company's accountants until the next annual meeting of stockholders or as may be determined by the Company's Board of Directors.

                             BUSINESS OF THE COMPANY

     Augment Systems was a developer of Fibre Channel technology for the fast growing data storage/fibre channel market. Going forward the Company intends to update the proprietary fibre channel technology originally developed by Augment's previous research and development team and to build an integration and professional services firm and sales channel via acquisitions of strategic businesses.

     The Company ceased operation in January 1999. Thereafter, Duane Mayo, the lone officer and director of the Company sought to pay off debts and/or resolve all claims and seek an acquisition candidate. After several proposed transactions were not consummated, Jeffrey Leventhal a former director of the Company and an entrepreneur sought to acquire a controlling interest in the Company.

THE FUTURE OPERATIONS OF AUGMENT

     Management of Right2web, namely Jeffrey Leventhal and Milton Barbarosh, believe that Augment's fibre channel storage technology business is still a viable business. Augment may seek to revitalize and update the previous Augment fibre channel technology. Augment would seek to accomplish this through the establishment of a relationship with a university technology program, additional financings and/or joint ventures. Management will simultaneously seek to acquire one or more integration and professional services firms and develop and expand a sales channel via acquisitions of strategic businesses. In addition, new management will seek to acquire other complimentary companies in the information technology business. Management of Right2web has also advised that it intends to make strategic acquisitions in businesses, which may provide related services to small to mid-sized businesses such as advertising, marketing and consulting firms.

     There is no assurance that Augment's new management will be successful in its research and development of the fibre channel storage technology or that Augment will be successful in selling such products or that Augment will have sufficient capital resources to accomplish its business objectives. In essence, Augment is a re-start-up operation with a new management team. Augment will need to raise additional capital through the sale of equity or convertible debt which could have a dilutive effect on current stockholders. At this time, however, new management believes that Augment needs to explore all possible means to revitalize its now ceased operations.

     The original Right2web business model was to build a business-to-business internet destination portal where small to medium sized companies could host their web sites and direct employees to procure information, productivity tools and products. In addition, Right2web intended on assisting companies in developing and hosting enabled web sites. However, due to the changes in the marketplace acceptance of business-to-business internet companies, Right2web management has determined that Augment's new business model should focus on the fibre channel storage technology business.

     Augment will, among other things, be subject to intense competition (i.e. Brocade(R), Gadzooks(R), JNI Fibre(R)), the need for substantial financing, unforeseen technological changes, the risks inherent in any technology business such as security concerns, technological difficulties, development of new technology, the need to attract qualified personnel, as well as reliance on Jeffrey Leventhal and Milton Barbarosh and the continuance of favorable market conditions for internet companies, etc.

INFORMATION ABOUT RIGHT2WEB.COM

     Right2Web.com (hereinafter "Right2web") is a holding company with no operations. There is no active public trading market for Right2web common stock, and it is traded infrequently in private transactions. Right2web has no class of securities registered under Section 12 of the Securities and Exchange Act of 1934, as amended, (hereinafter, the "1934 Act") and is not subject to the reporting requirements of Sections 13(a) or 15(d) of the 1934 Act. Right2web has never declared a cash dividend on the Right2web common stock. The shares of Augment Preferred Stock issued in connection with the Stock Purchase Agreement were issued in a transaction exempt from registration under the Securities and Exchange Act of 1933, as amended, (hereinafter the "1933 Act"). Right2web's principal executive office is located at 621 N.W. 53rd St., Suite 240, Boca Raton, FL 33496.


FINANCIAL AND OTHER INFORMATION
-------------------------------

SEE EXHIBIT - E
QUARTERLY REPORT ON FORM 10-QSB UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE PERIOD ENDED JUNE 30, 2000,

F1-F13

SEE EXHIBIT - F
ANNUAL REPORT ON FORM 10-KSB PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999,

F1A-F35A

               PROFORMA BALANCE SHEET AND STATEMENT OF OPERATIONS

The following pro forma balance sheet and statement of operations has been derived from the unaudited balance sheet and unaudited statement of operations of the Company at June 30, 2000 and the six months then ended and adjusts such information to give effect to the purchase of Right2web.com as if the acquisition had occurred at June 30, 2000. The pro forma balance sheet and statement of operations are presented for informational purposes only and do not purport to be indicative of financial conditions that actually would have resulted if the purchase had been consummated at June 30, 2000. The pro forma balance sheet should be read in conjunction with the notes thereto and the Company's consolidated financial statements and related notes.



                                  BALANCE SHEET
                              ACTUAL AND PRO FORMA
                                  JUNE 30, 2000

Assets

Current assets                                           Actual             Pro Forma
                                                       (Unaudited)         Adjustments        Pro Forma

Cash                                              $      105,596                 --            $ 105,596
                                                         -------                                 -------

     Total current assets                                105,596                 --              105,596

Goodwill                                                                     40,480  (1)
                                                              --            (40,480) (2)              --
                                                         -------             ------              -------

     Total assets                                  $     105,596      $          --           $  105,596
                                                         =======             ======              =======

Liabilities and Stockholders' Equity
Current Liabilities

Accounts payable                                          54,942                 --               54,942
Accrued expenses                                         274,342        (   210,000) (3)          64,342
Bridge financing                                       1,395,701         (1,395,701) (3)              --
Convertible promissory notes                               6,432                 --                6,432
Current portion of obligation under
   capital leases                                         46,760                 --               46,760
                                                     -----------       ------------              -------

     Total current liabilities                     $   1,778,177     $   (1,605,701)          $  172,476


See Notes to Pro Forma Financial Statements

                                 BALANCE SHEETS
                              ACTUAL AND PRO FORMA
                                  JUNE 30, 2000
                                   (Continued)

                                                              Actual           Pro Forma
                                                            (Unaudited)       Adjustments        Pro Forma



Common Stock

Common  stock,  $.01 par  value;  50,000,000
authorized  prior to  filing of an amended
certificate  to  increase  authorized  shares
of  common  stock to of 150,000,000,  $.0001 par value.
12,498,953  shares issued and  outstanding at
June 30, 2000. On a pro forma basis 131,489,715 shares
issued and outstanding at June 30, 2000.                           124,989                             13,149
Cancellation of 15,778,406 shares issued,
3,279,453 issued after June 30, 2000                                           (124,989) (4)

Issuance of 3,947,600 post reverse split
  shares at $.0001 par value per share
  to prior shareholders.                                                            394  (4)

Issuance of 6,574,336 post reverse split shares
  at .0001 par value per share to bridge
  financing note holders.                                                           658  (3)

Issuance of 120,967,779  post reverse split shares at $.0001 par value per share in exchange for preferred shares held by
  Right2Web.com, Inc. shareholders.                                              12,097  (1)

Preferred Stock

Preferred stock, $.01 Par value; 2,000,000 shares authorized, none issued

Issuance of 1,416,666 shares to Right2web.com,
  Inc. Shareholders in exchange for
  Right2web.com common shares                                                    14,167  (1)

See Notes to Pro Forma Financial Statements

                                 BALANCE SHEETS
                              ACTUAL AND PRO FORMA
                                  JUNE 30, 2000
                                   (Continued)

                                                         Actual             Pro Forma
                                                       (Unaudited)         Adjustments       Pro Forma


Preferred Stock (Continued)

1,416,666 preferred shares cancelled and
converted to common stock                                                   (14,167)  (1)

Additional Paid-in capital

Additional Paid-in capital                            21,804,866                              21,959,687
Additional Paid-in capital from
  reduction in par value from $.01 to
  $.0001 and the number of outstanding
  shares from 15,778,408 to 3,944,602                                       124,595  (4)

Additional Paid-in capital from
  conversion of preferred stock                                              28,383  (1)

Additional Paid-in capital from
  conversion of notes                                                         1,542  (3)

Deficit

Deficit                                              (23,602,436)                --          (22,039,716)
Gain from conversion of notes                                 --          1,603,501  (3)              --
Write off excess purchase price
  of Right2Web.com                                            --       (     40,480) (2)              --
                                                     -----------         ----------         ------------

     Total stockholders' equity                      ( 1,672,581)         1,605,701       (       66,880)
                                                     ------------        ----------        -------------

     Total liabilities and
         stockholders' equity                      $     105,596      $          --        $     105,596
                                                     ===========         ==========         ============

See Notes to Pro Forma Financial Statements

                              AUGMENT SYSTEMS, INC.
                            STATEMENTS OF OPERATIONS
                              ACTUAL AND PRO FORMA
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                   (UNAUDITED)

                                Actual Pro Forma

                                                  (Unaudited)            Adjustments           Pro Forma

Sales                                        $            --       $             --      $            --

Operating expenses:

General and administrative expenses                   68,100                     --               68,100
Refund of prior year's expenses                    (  19,934)                    --              (19,934)
Excess Acquisition cost                                   --                 40,480 (2)           40,480
                                                ------------                 ------               ------

Total operating expenses                              48,166                 40,480              (88,464)

Other income (expense):

Interest income (expense)                            (60,000)                    --              (60,000)
                                                      ------             ----------               ------

Net loss before extraordinary item                  (108,166)              ( 40,480)            (148,646)

Extraordinary income
  Gain from conversion of debt                            --              1,603,501 (3)        1,603,501
                                                ------------              ---------            ---------

Net income (loss)                                   (108,166)             1,563,021            1,454,855
                                                     =======              =========            =========

Net (loss) per share of common stock:
Basic and diluted
Net loss before extraordinary item                (       .04)                                        --
                                                   ==========                                   =========
Extraordinary item                                                                                    .01
Net income (loss)                                 (       .04)                                        .01
                                                   ==========                                   =========

Weighted average number of shares
    outstanding                                     3,049,738 (a)                             131,489,715
                                                    =========                                 -----------

(a)      Post split 1 for 4

                              AUGMENT SYSTEMS, INC.
                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Note 1.  Issuance and Cancellation of Preferred Stock

Issuance of Series A Convertible Preferred Shares

         Twenty-one days (21) after the mailing of an Information Statement to the stockholders of Augment Systems, Inc. "Augment" or the "Company" will close the exchange of 1,416,666 shares of Series A Convertible Preferred Stock, par value $.01, and acquire the outstanding shares of Right2web.com, Inc. ("Right2web"). The purpose of the acquisition was to purchase the goodwill of Right2web.com, Inc. valued at $40,480 (See
         Note 5). The acquisition of goodwill increased the Company's Preferred Stock and Paid-in Capital by $12,097 and $28,383, respectively.

Conversion of Preferred Shares to Common Shares

         The stockholders of Right2web may convert their Series A Preferred Shares to 120,967,779 post reverse-split shares of common stock of the Company, representing 92% of all outstanding shares of the common stock of the Company as of the Effective Date (the "RTW Transaction"). The Company cancelled the Preferred Shares ($14,167), upon the issuance of the common shares.

Note 2. Excess acquisition cost

         Augment has taken the position that the purchase of the Right2web shares of the recently formed non-operating Right2web is not a business combination under APB option 16. Accordingly, the excess acquisition cost of $40,480 (see note 4) over the fair market value of the net assets acquired is to be treated as an expense item of the Company.

Note 3.  Conversion of Notes to Common Stock

          On or about April 7, 2000, the Company's note holders agreed to convert their notes and warrants to five percent (5%) of the common stock of the Company after the reverse stock split of the Company, subject to the closing of the RTW Transaction. The conversion of bridge-loan notes will result in the issuance of 6,574,336 post reverse-split shares to note holders. The fair value of the shares of common stock given in exchange for $1,395,701 (face amount $1,500,000) of notes and $210,000 of accrued interest on the notes, was $2,200 (See Note 4.) The difference between the fair value of the equity interest granted and the carrying amount of the notes is recognized as a gain of $1,603,501 on restructuring of the notes payable.

Note 4.  Number of Shares and Par Value of Common Stock

Reverse Stock-Split

         On September 12, 2000, a majority of the stockholders of Augment approved a reverse stock-split where Augment will receive one share for each four shares Augment own of the Company's common stock, par value $0.01 per share (the "Common Stock"). Under the plan, the stockholders of Augment will surrender their existing shares and receive one newly issued share of common stock for every four shares of common stock they hold.

          At June 30, 2000, on a pro forma basis, the number of outstanding common shares of the Company was 15,778,408 shares. These outstanding shares will be cancelled and 3,944,602 shares of common stock will be issued.

                              AUGMENT SYSTEMS, INC.
                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

Number of Authorized Shares

          The Company's stockholders agreed to increase the number of authorized shares from fifty million shares to one hundred fifty million shares (consisting of 148,000,000 shares of common stock and two million shares of preferred stock) and to decrease the par value from $.01 per share to $.0001 per share.

Change in Par Value of Existing Shares

         As a result of the reverse stock-split and a reduction in par value, the balance of $124,989 in Common Stock on June 30, 2000 had to be adjusted on a pro forma basis. The amount of Common Stock was recorded at $394 and the $124,595 balance was transferred to additional paid-in capital.

Note 5.  Independent Appraisal

         In order to facilitate the transaction which the Company considers a reverse takeover, the Company ordered an estimation of the fair market value of the Company's shares of common stock being exchanged with Right2web. The estimated fair value of the common equity of Augment on September 12, 2000, as determined by an independent valuation, was $44,000. Based on this estimation, the shares purchased by Augment of Right2web, which represents 100% of the outstanding shares of Right2web, were assigned a value of $40,480. The shares to be issued to the bridge noteholders was assigned a value of 5% of $44,000 or $2,200. The remaining stockholders, value received was 3% or $1,320.

Note 6. Costs of transactions

         The  pro  forma   statement   of  operation   excludes  the   following
         non-recurring expenses which will be incurred in connection with, or due to, the proposed transaction:

     (a) Estimated professional fees of $35,000 related to the transaction for legal and accounting.

     (b) Estimated appraisal fee of $6,000 to value the Augment shares being exchanged for the Right2web shares.


Note 7. Financial information of Right2Web.com Inc.

         Right2Web.com, Inc. (RTW) was formed on March 2, 2000 as a New York corporation with 20,000,000 shares authorized, par value $.001. As of June 30, 2000, RTW had 10,416,666 shares issued and outstanding and had no financial transactions other than:

         1. Forming the Company.
         2. Shareholders subscribing to shares.
         3. Entering into an agreement with Augment Systems, Inc.
         4. Development costs of the business model which have been contributed by its chairman Mr. Jeffrey Leventhal without remuneration to him.

                              AUGMENT SYSTEMS, INC.
                   NOTES TO THE PRO FORMA FINANCIAL STATEMENTS


         RTW condensed balance sheet is as follows as of June 30, 2000.


                  Assets
         Current Assets                                                   --
                                                                      ======
                  Liabilities

         Current Liabilities                                              --
                                                                      ======
                  Shareholders' Equity

         Capital stock 20,000,000 authorized par value
            $.001,10,416,666 issued and outstanding                 $ 10,417

         Subscriptions receivable                                   ( 10,417)
                                                                   ----------
                                                                          --
                                                                   ==========

                    APPROVAL OF THE STOCK PURCHASE AGREEMENT

     In March 2000,  the Company  entered into a Stock  Purchase  Agreement,  by which the Company agreed to sell to Right2web.com, Inc., ("Right2web"), a venture principally owned by Jeffrey Leventhal, a former director of the Company, such number of shares of the Series A Convertible Preferred Stock (the "Preferred Stock") of the Company which, assuming conversion thereof at the Closing, shall represent ninety two percent (92%) of all issued and outstanding common stock, par value $.01 (the "Common Stock") in the Company, computed on a fully diluted basis, assuming the exercise of presently outstanding warrants, options and convertible notes of the Company and that current common stockholders of the Company would receive three percent (3%) of the Company (after the Company declares a reverse stock split of its Common Stock and the Convertible Noteholders would receive five percent (5%) of the Company. The Stock Purchase Agreement was approved by the Board of Directors on March 11, 2000 and a majority of the Company's stockholders approved the Stock Purchase Agreement by September 11, 2000. The Stock Purchase Agreement along with the related closing documents were executed on September 18, 2000 subject to the mailing of this Information Statement.

     The Company entered into a First Amendment, dated September 12, 2000 to the Stock Purchase Agreement, dated as of March, 2000 (collectively, the "Stock Purchase Agreement") (a copy of which is annexed hereto as Exhibit "C" and incorporated herein by reference as if fully set forth herein), pursuant to which the Company will exchange with the Right2web stockholders, the RTW shares of common stock for such number of shares of the Series A Convertible Preferred Stock (the "Preferred Stock") of the Company which, assuming conversion thereof and assuming all conditions of closing are met or waived, shall represent ninety two percent (92%) of all issued and outstanding common stock, par value $.01 (the "Common Stock") in the Company, computed on a fully diluted basis, assuming the exercise of presently outstanding warrants, options and convertible notes of the Company and that current stockholders of the Company shall receive three percent (3%) of the Company upon reverse split of its Common Stock, and the Convertible Noteholders shall receive five percent (5%) of the Company.

     Representations. The Stock Purchase Agreement contained representations of Augment for the benefit of RTW, which include representations regarding the following: (i) organization, corporate power and licenses, (ii) absence of undisclosed liabilities, (iii) intellectual property rights, (iv) tax matters,
(v) assets, (vi) real property, (vii) subsidiaries, (viii) contracts and commitments, (ix) employee benefit plans, (x) compliance with laws, (xi)
insurance, (xii) employees, and (xiii) general disclosure matters. Such representations were made by Augment at contract signing in March of 2000 and at the conditional Closing on September 18, 2000. Augment agreed to indemnify RTW and its stockholders from the breach of any of Augment's representations.

Terms of Preferred Stock

     The following is a summary of the preferences, powers and rights of the 2000 Series A Convertible Preferred Stock (hereinafter "Series A Convertible Preferred Stock") set forth in the Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock (hereinafter "Certificate of Designation"), which will be filed with the Secretary of State of the State of Delaware twenty one (21) days after the mailing of this Information Statement to stockholders. The summary is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is attached as an exhibit hereto.

     The number of authorized shares of Series A Convertible Preferred Stock is Two Million (2,000,000).

     With respect to dividends and distributions upon liquidation, dissolution and winding up of Augment, Series A Convertible Preferred Stock is senior to all other classes of securities of Augment.

     The liquidation value of each share of Series A Convertible Preferred Stock is One Thousand Dollars ($1,000.00) per share (hereinafter "Liquidation Value"). Upon any liquidation, dissolution, or winding up of Augment (either voluntary or involuntary), each holder of Series A Convertible Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any equity securities (hereinafter "Junior Securities") of Augment, other than Series A Convertible Preferred Stock, an amount in cash equal to the aggregate liquidation value of all shares held by such holder (plus all accrued and unpaid dividends thereon), and the holders of Series A Convertible Preferred Stock shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of Augment, Augment's assets to be distributed among the holders of the Series A Convertible Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets available to be distributed to Augment's shareholders shall be distributed pro rata among such holders based upon the aggregate liquidation value (plus all accrued and unpaid dividends) of the Series A Convertible Preferred Stock held by each such holder.

     As long as shares of Series A Convertible Preferred Stock remain outstanding, without the prior written consent of the holders of a majority of such outstanding shares, Augment shall not directly or indirectly pay or declare any dividend or make any distribution to the Common Stockholders.

     Except as otherwise required by applicable law, the Series A Convertible Preferred Stock shall have no voting rights; provided that each holder of Series A Convertible Preferred Stock shall be entitled to notice of all stockholders' meetings at the same time and in the same manner as notice is given to all stockholders entitled to vote at such meetings.

Registration Rights Agreement

     In accordance with the Stock Purchase Agreement between Augment and Right2web, Augment entered into a Registration Rights Agreement with the Right2web stockholders on September 18, 2000 (hereinafter "Registration Rights Agreement"), a copy of which is attached as Exhibit "D" hereto and incorporated herein by reference as if fully set forth herein. For purposes of the Registration Rights Agreement, the term "Registrable Securities" is defined as any Common Stock issued or issuable upon conversion of Preferred Stock. Subject to any restrictions set forth in the Registration Rights Agreement, the holders of a majority of the Registrable Securities may request registration at anytime from September 1, 2000 through August 31, 2010 under the Securities Act of all or any portion of their Registrable Securities on Form S-3 or any similar short-form registration (hereinafter "Short Form Registrations"), if available. All such registrations are referred to as "Demand Registrations." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten (10) days after receipt of any such request, Augment shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which Augment has received written requests for inclusion therein within fifteen (15) days after the receipt of Augment's notice. In the case of an underwritten offering, Augment shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the holders of a majority of the Registrable Securities included in such Demand Registration, which approval shall not be unreasonably withheld.

     A condition to the closing of the Stock Purchase Agreement was obtaining the consent of secured noteholders (the "Noteholders") of the Company converting their debt in the aggregate principal amount of $1,500,000 into equity of the Company as of the Closing Date equal to five percent (5%) of the Company. The Company received the consent of all of the Noteholders by April 30, 2000. See "Amendment No. 1 to Loan Agreement" below.

                  INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

     The Certificate of Incorporation will be amended to increase the authorized shares of common stock from 50,000,000 of common stock, par value $.01 per share and two million shares of preferred stock, par value $.01 to 148,000,000 shares of common stock, par value $.0001 per share ("Authorized Common Stock Increase") and two million shares of preferred stock par value $.01 per share. A copy of the Certificate of Amendment of the Certificate of Incorporation of Augment, along with the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock is annexed hereto as Exhibit B and incorporated herein by reference as if fully set forth herein.

                               GENERAL

     As set forth above, the Board of Directors authorized the Authorized Common Stock Increase which was also approved pursuant to the Written Consent of a majority of the outstanding shares of Common Stock. The Authorized Common Stock Increase will be effective upon filing an amendment to the Certificate of Incorporation with the Delaware Secretary of State (the "Effective Date"). Upon the Effective Date, each share of Augment will automatically convert into one-fourth (1/4) of one share of Augment.

REVERSE STOCK SPLIT

DECLARATION OF REVERSE STOCK SPLIT

     The Company has declared a reverse stock split, to be accounted for as a reverse stock dividend, of the Company's outstanding Common Stock. As a result, the current common stockholders of the Company shall own Three Percent (3%) of the Common Stock of the Company, the Convertible Noteholders shall own an aggregate of Five Percent (5%) of the Common Stock of the Company, and Right2web.com shall own Ninety Two Percent (92%) of the Common Stock of the Company upon conversion of the Preferred Stock, it being understood that the reverse stock split may occur from time to time. The reverse stock split will be FOUR (4) shares of issued and outstanding shares of Common Stock for one (1) share of Common Stock. The stockholders of Augment approved a reverse stock split of four (4) shares for each one (1) share of Common Stock pursuant to the Written Consent annexed hereto.

     The Certificate of Incorporation will be amended to effect a 1:4 reverse stock split ("Reverse Stock Split") of the issued and outstanding shares of Augment Common Stock.

     As set forth above, the Board of Directors authorized the Reverse Stock Split, and stockholders holding the requisite percentage of the outstanding shares have consented thereto. Upon the Effective Date, the Reverse Stock Split will be deemed effective, and each certificate representing shares of Augment common stock, will be deemed automatically, without any action by the stockholders, to represent one fourth (1/4) of the number of shares of common stock after the Reverse Stock Split; provided that no fractional new shares will be issued as a result of the Reverse Stock Split. In lieu of fractional interests, a stockholder will receive cash equal to the average closing prices of Augment common stock for the three (3) trading days following the Effective Date multiplied by that fractional interest. After the Reverse Stock Split becomes effective, stockholders will be asked to surrender stock certificates representing the old shares in accordance with the procedures set forth in a letter of transmittal to be sent by Augment. Upon such surrender, a certificate representing the new shares will be issued, along with cash representing any fractional interest, and forwarded to stockholders. However, each certificate representing old shares will continue to be valid, and represent new shares equal to one fourth (1/4) of the number of shares of common stock prior to the Reverse Stock Split.

                     PURPOSES OF THE PROPOSED REVERSE SPLIT

     The Reverse Stock Split is to be effected for several reasons. The Reverse Stock Split should enhance the acceptability of Augment common stock by the financial community and investing public. The reduction in the number of issued and outstanding shares of Augment common stock which is publicly traded caused by the Reverse Stock Split is expected to increase the market price of Augment common stock. The Board of Directors believes the proposed Reverse Stock Split will result in a broader market for Augment common stock than the currently existing market. Many brokerage house policies and practices act to discourage individual brokers within those firms from dealing in lower priced securities. Such policies may effect the payment of broker commissions, or other time consuming procedures that make lower priced securities economically unattractive to brokers. Additionally, trading commission structures tend to adversely impact holders of lower priced securities because that commission represents a higher percentage of the sales price than the commission on a relatively higher priced issue. The Reverse Stock Split may result in a Common Stock price level that could somewhat reduce the effect of the above-mentioned brokerage house policies and practices and diminish the adverse impact on trading commissions in the market for Augment common stock. An increased price level could encourage interest and trading in Augment common stock and possibly promote greater liquidity for Augment stockholders.

     Presently, Augment common stock is traded on the NASD Electronic Bulletin Board. The Board of Directors believes the Reverse Stock Split can assist Augment's efforts to meet the initial listing application requirements maintained by NASDAQ for its small capitalization market.

     However, there are no assurances that any or all of these effects will occur; including, without limitation, that the market price for new shares of Augment common stock will be four times the market value of shares prior the Reverse Stock Split, or that such price will either exceed or remain in excess of current market prices. There is no assurance that the market for Augment common stock will improve. Stockholders must note that the Board of Directors can in no way predict what actual effect the Reverse Stock Split will have on the market price of Augment common stock.

                      IMPLEMENTATION OF REVERSE STOCK SPLIT

     The Reverse Stock Split will be effected by filing the Amendment to the Certificate of Incorporation with the Delaware Secretary of State and will become effective as of the Effective Date. Without any further action by Augment, or its stockholders, after the Effective Date, the certificates representing the old shares will be deemed to represent 1/4 of the number of new shares, exclusive of all fractional interests.


     As soon as practicable after the Effective Date, Augment will send a letter of transmittal to each stockholder of record of old shares of Augment Common Stock outstanding on the Effective Date. This letter will contain instructions for surrendering certificates representing old shares to Continental Stock Transfer & Trust Company, Augment's exchange agent (the "Exchange Agent"). Upon proper completion and execution of the letter of transmittal and return thereof to the Exchange Agent, together with certificates representing old shares, stockholders will be entitled to receive a certificate representing the number of new shares of Augment common stock into which those old shares have been reclassified and changed as a result of the Reverse Stock Split, and cash for any applicable fractional shares.

     Stockholders are not to submit any certificates until requested to do so. New certificates will not be issued to any stockholder until they have surrendered any and all outstanding certificate(s) together with a properly completed and executed letter of transmittal to the Exchange Agent.


           FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

     Augment has not, and will not, seek an opinion of counsel or an Internal Revenue Service ruling regarding federal income tax consequences of the Reverse Stock Split. However, Augment is of the belief that the Reverse Stock Split is not part of a plan to periodically increase any stockholder's proportionate interest in the assets or earnings and profits of Augment, the Reverse Stock Split will have the following federal income tax effects:

     1. Only to the extent of the cash received from Augment's repurchase of fractional shares, stockholders will not realize a gain or loss on the Reverse Stock Split. In the aggregate, the stockholder's basis in the new shares will equal his/her basis in the old shares.

     2. A stockholder's holding period for the new shares will be the same as the holding period for the old shares exchanged therefor.

     3. The Reverse Stock Split constitutes a reorganization within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, and Augment will realize no gain or loss as a result of the Reverse Stock Split.


                      AMENDMENT NO. 1 TO THE LOAN AGREEMENT

     The Company has obtained the consent of all of its secured convertible noteholders (the "Noteholders") to Amendment No. 1 to the Loan Agreement which provided that the holders of $1,500,000 of secured convertible debt (the "Convertible Noteholders"), which was obtained in September 1998, to convert their loans into an aggregate of five percent (5%) of the equity of the Company (the "Convertible Noteholder Conversion Transaction") after completion of the Right2web transaction.

     The Convertible Noteholders waived all rights to unpaid interest on the convertible debt or to any registration rights they might otherwise have been entitled to.

     The Convertible Noteholder transaction changes the Company's balance sheet by converting the $1,500,000 debt into equity of the Company. However, it is dilutive to current shareholders. Pursuant to the Consent of Majority Stockholders, the Convertible Noteholder Transaction was approved by a majority of the stockholders of Augment.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of November 1, 2000, with respect to the beneficial ownership of the capital stock of the Company for
(i) each person who is known by the Company to own beneficially 5% or more of the outstanding shares of its Common Stock; (ii) each of the directors and executive officers of the Company; and (iii) all directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated. As of November 1, 2000, the Company had approximately 1,000 stockholders of record. Unless otherwise indicated, the address for directors, executive officers and five percent (5%) stockholders is c/o Augment Systems, Inc., P.O. Box 222, West Newbury, Massachusetts 01985.



Name and Address                    *Number of Shares          Percentage of          Number of Shares           Percentage
--------------                      Beneficially Owned(1)          Class              Beneficially Owned         After Closing
                                     --------------------       --------------        After Conversion          ----------------
                                                                                      Of Preferred (2)
                                                                                      -------------------
Jeffrey Leventhal(3)                         0                      0%                    58,766,147                  44.70%

Milton H. Barbarosh(4)                       0                      0%                    46,451,627                  35.33%

Duane A. Mayo(5)                       253,026                    1.6%                        63,257                    .05%

Trussel & Co.
c/o Westfield Capital Mgmt           1,000,000                    6.3%                       250,000                    .19%
One Financial Center
Boston, MA 02110

All directors and officers
As a group (3 Persons)                 253,026                    1.6%                   105,531,031                   80.27%

*Does not reflect the effects of the 1) proposed reverse stock split of the Company's Common Stock; 2) the conversion of the Preferred Stock into 92% of Common of the Corporation; and 3) the issuance of Stock 5% of the Common Stock to the Noteholders.

(1) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2) Reflects the conversion of the Preferred Stock into 92% of Common of the Corporation and the issuance of Stock 5% of the Common Stock to the Noteholders

(3) Mr. Leventhal, a director of the Company, is President and a principal of Right2web.com, Inc., and received Preferred Stock under the Right2web Agreement. (See "Right2web Transaction" and "Transactions with Management and Significant Stockholders").

(4) Mr. Barbarosh, a director of the Company, is President and a principal of EAI Partners, Inc., a merchant bank located in Boca Raton, Florida and received Preferred Stock under the Right2web Agreement. (See "Right2web Transaction" and "Transactions with Management and Significant Stockholders").

(5) Duane A. Mayo - was the only officer and director of the Company prior to the Right2web transaction.

                             EXECUTIVE COMPENSATION

     None of the Company's executive officers received cash compensation in excess of $100,000 for the past 2 years.

                         EXECUTIVE EMPLOYMENT AGREEMENTS

     The Company has no employment agreements. Duane Mayo, the Company's Chief Financial Officer has not taken any salary since 1999. Jeffrey Leventhal and Milton Barbarosh, directors of the Company do not currently have employment agreements but it is anticipated that they will seek to enter into employment agreements upon commencement of operations.

                              DIRECTOR COMPENSATION

     The Company's directors do not receive compensation for serving on the Board of Directors, however, the Company reimburses directors for travel expenses incurred to attend Board meetings.

              INFORMATION CONCERNING BOARD MEETINGS AND COMMITTEES

     The Board of Directors held three (3) meetings during fiscal 1999. Duane Mayo, as sole director attended all meetings and received no compensation. The Corporation has no current standing audit, nominating or compensation committees.

                            MARKET FOR COMMON EQUITY
                        AND RELATED STOCKHOLDER MATTERS

     The Company's Common Stock is currently traded on the Bulletin Board Over-the-Counter under the symbol "AUGS". The Company's Common Stock Purchase Warrants are no longer traded. In February 1998, the NASD changed the listing requirements for companies whose securities are listed on NASDAQ SmallCap Market. In light of those changes, on February 26, 1998, NASDAQ informed the Company it was to have net tangible assets of $5,000,000 by June 30, 1998, and granted the Company a temporary listing exception until that time. Since, at June 30, 1998, the Company did not meet the net tangible assets requirement, on July 7, 1998 NASDAQ informed the Company that securities were no longer eligible for listing on the NASDAQ SmallCap Market.

     Augment Common Stock is currently traded on the NASDAQ over-the-counter exchange (the "Market"), under the symbol "AUGS". The following table sets forth, for the periods indicated, the highest and lowest sales prices for Augment's Common Stock reported through the Market. These prices do not include retail mark-ups, mark-downs or commissions, and do not necessarily represent actual transactions:

     The following table sets forth the range of high and low prices quoted for the Common Stock for the periods indicated. Such quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and do not necessarily represent actual transactions. Period High ($) Low ($)


Period                             High ($)           Low ($)

Year Ended December 31, 1998

First Quarter                      1.50               1.00

Second Quarter                     1.4575              .50

Third Quarter                       .50                .21875

Fourth Quarter                      .375               .01

Year Ended December 31, 1999

First Quarter                       .25                 .005

Second Quarter                      .09                 .05

Third Quarter                       .09                 .05

Forth Quarter                       .04                 .005

Year 2000

First Quarter                       .65                 .015

Second Quarter                      .25                 .001

Third Quarter                       .3125               .10

Dividend Policy

Dividend Policy

     The Company has never paid any cash dividends and does not anticipate payment of cash dividends on the Company's Common Stock in the foreseeable future. Under Delaware General Corporation Law, dividends may be paid only out of legally available funds as prescribed by statute, subject to the discretion of the Company's Board of Directors.


Recent Sales of Unregistered Securities

     The Company did not have any securities sold by the Company during the period covered by this reporting period that were not registered under the Securities Act of 1933 or otherwise reported on the Company's Form 10-QSBs filed during this reporting period.


     1. In December 1998, the Board of Directors authorized the issuance of an additional 3,592,816 shares of Common Stock to 66 accredited investors who participated in private placements of the Company's Common Stock during January and May 1998. The issuance of the shares was pursuant to specific terms of the private placement relating to missing certain revenue milestones. In July of 2000, the Company issued those shares.

     2. In December 1998, the Board of Directors authorized the issuance of warrants to purchase 359,282 shares of Common Stock to the underwriter involved in private placements of the Company's Common Stock during January 1998 and May 1998. The issuance of the warrants was pursuant to specific terms of the private placement relating to missing certain revenue milestones. As of October 2000, the Company had not issued those warrants.

     3. In June 2000, the Company sold Six Hundred Thousand (600,000) shares of the Company's Common Stock (the "Monarch Shares") to Monarch Financial Company of America, a registered broker-dealer for the sum of $.10 per Share (for a total of $60,000) (the "Purchase Price"). Monarch agreed to act as a "market maker" for the Company and Monarch filed a Form 15c-211 and the Addendum to Form 15c-211 and such other forms and information as were reasonably requested by the NASDAQ and the NASD to cause the Company's Common Stock to resume trading on the NASDAQ over-the-counter market. The Company also entered into a Registration Rights Agreement with Monarch in connection with the sale of the Monarch Shares. Whenever Augment proposes to register any of its securities under the Securities Act (other than (i) pursuant to a Demand Registration, or (ii) in connection with registrations on Form S-4, S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggy-back Registration"), Augment shall give prompt written notice to the Monarch holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all
Registrable Securities with respect to which Augment has received written requests for inclusion therein within twenty (20) days after the receipt of Augment's notice. The Registration Expenses of the holders of Registrable Securities shall be paid by Augment in all Piggy-back Registrations. If a Piggy-back Registration is an underwritten primary registration on behalf of Augment, and the managing underwriters advise Augment in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to Augment, then Augment shall include in such registration (i) first, the securities Augment proposes to sell, and (ii) second, all other securities (including the Registrable Securities) requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder. If a Piggy-back Registration is an underwritten secondary registration on behalf of holders of Augment's securities other than holders of Registrable Securities, and the managing underwriters advise Augment in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities to be included in such registration, then Augment shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and (ii) second, all other securities
(including Registrable Securities) requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.

     The offerings described in Numbers 1 through 3, inclusive, were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and the Securities and Exchange Commission Rule 506.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In January 1998, Leventhal Paget, LLC of which Jeffrey Leventhal is a member, purchased 200,000 shares of Common Stock for $200,000 in a private placement of the Company's Common Stock. Mr. Leventhal was a director of the Company from January 1998 until March of 1999. Pursuant to the written Consent of Majority Stockholder, Mr. Leventhal was elected as a director of the Company and subsequently sold such stock in a private transaction.

     The Company has adopted a policy, by resolution of the Board of Directors, whereby all transactions between the Company and its officers, directors, principal stockholders or affiliates are to be approved by a committee of the Board of Directors, a majority of the members of which shall be independent directors, or, if required by law, a majority of disinterested directors, and will be on terms no less favorable to the Company than could be obtained in arm's length transactions from unaffiliated third parties.


                      Distribution of Information Statement

     The expenses relating to the distribution of this Information Statement will be borne by Augment. The distribution will be made by mail.

                       WHERE YOU CAN FIND MORE INFORMATION

     The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC's Public Reference Room at 450 Fifth
Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York, New York 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

     The Company has included Augment's 1999 Annual Report on Form 10-KSB (Exhibit "F") and Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000 (Exhibit "E").

     The Company may "incorporate by reference" the information it files with the SEC, which means that the Company can disclose important information without re-printing the information in this Information Statement by referring to prior and future filings with the SEC. The information the Company incorporates by reference is an important part of this Information Statement, and later information that the Company files with the SEC will automatically update and supersede this information. The Company incorporates by reference the following documents filed by Augment pursuant to the Securities Exchange Act of 1934: (i) Augment's Annual Report on Form 10-K for the fiscal year ended December 31, 1999; (ii) Augment's Current Report on Form 8-K filed on April 14, 2000; (iii) Augment Form 10-QSB for the quarter ended March 31, 2000; (iv) Augment's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2000; and (v) any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

     You may request a copy of these filings (other than an exhibit to any of these filings unless the Company has specifically incorporated that exhibit by reference into the filing), at a cost of $.25 per page, by writing or telephoning the Company at the following address:


                           Augment Systems, Inc.
                           c/o Rosen & Tetelman, LLP
                           501 Fifth Avenue, Suite 1404
                           New York, New York 10017
                           (212) 986-7171

     You should rely only on the information the Company has provided or incorporated by reference in this Information Statement or any supplement. We have not authorized any person to provide information other than that provided here. We have not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.

FORWARD-LOOKING STATEMENTS AND INFORMATION

     This Information Statement, including the information we incorporate by reference, includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. You can identify our forward-looking statements by the words "expects," "projects," "believes," "anticipates," "intends," "plans," "budgets," "predicts," "estimates" and similar expressions.

     The Company has based the forward-looking statements relating to our operations on our current expectations, estimates and projections about the Company. We caution you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, our actual outcomes and results may differ materially form what we have expressed or forecast in the forward-looking statements.

By Order of the Board of Directors,


-----------------------------------
Duane Mayo, Chief Financial Officer
Dated: December 8, 2000


Exhibits

-Exhibit A-Consent of Majority Stockholders, dated as of July 18, 2000

-Exhibit B-Certificate of Amendment of the Certificate of Incorporation with Certificate of Designations, Preferences and Rights of Series A convertible Preferred Stock

-Exhibit C-Stock Purchase Agreement and First Amendment, dated, September 12, 2000 to Stock Purchase Agreement -Exhibit D-Registration Rights Agreement

-Exhibit E-Quarterly  Report on Form  10-QSB for the six months  ended June 30,
2000

-Exhibit F-Annual  Report on Form 10-KSB for the year ended  December 31,
1999

                                    EXHIBIT A

                        CONSENT OF MAJORITY STOCKHOLDERS
                                       OF
                              AUGMENT SYSTEMS, INC.

     Pursuant to the provisions of the Delaware General Corporation Law, Section 228, the undersigned, being the holders of a majority of the issued and outstanding shares of the capital stock of Augment Systems, Inc., a Delaware corporation (the "Corporation"), do hereby consent to and adopt the actions set forth in the following resolutions:

         RESOLVED, that the Stock Purchase Agreement, dated as of March, 2000 (the "Stock Purchase Agreement") (a copy of which is annexed to the Corporation's Form 8-K, as filed on April 11, 2000, with the United States Securities and Exchange Commission and is incorporated herein by reference), pursuant to which the Corporation will sell to Right2web.com, Inc., ("Right2web.com"), a business-to-business internet venture principally owned by Jeffrey Leventhal, such number of shares of the Series A Convertible Preferred Stock (the "Preferred Stock") of the Corporation which, assuming conversion thereof at the closing (assuming all conditions of closing are met or waived), shall represent ninety two percent (92%) of all issued and outstanding common stock, par value $.01 (the "Common Stock") in the Corporation, computed on a fully diluted basis, assuming the exercise of presently outstanding warrants, options and convertible notes of the Corporation and that current common stockholders of the Corporation would receive three percent (3%) of the Corporation (after the Corporation declares a reverse stock split of its Common Stock and the Convertible Note holders would receive five percent (5%) of the Corporation, be and it hereby is ratified, adopted and approved in all respects; and be it further

         RESOLVED, that the Corporation execute and deliver all other documents required by the Stock Purchase Agreement, including, but not limited to the Registration Rights Agreement, (in the form annexed hereto), certificates and other closing documents and to take any and all action necessary and appropriate to facilitate the consummation of the transactions contemplated by the Stock Purchase Agreement; and be it further

         RESOLVED, that in furtherance of the above resolution, the Officer of the Corporation be, and he hereby is, authorized and directed to do and perform all such acts and to execute and deliver all such further agreements, instruments and documents, pay all fees and expenses in the name and on behalf of the Corporation and under its corporate seal or otherwise, register the common stock issuable to Right2web.com upon conversion of the Preferred Stock, from time to time, including a Registration Statement on Form S-3 or other like form, and to take or cause to be taken all other actions as such Officers may deem necessary, desirable or appropriate, as evidenced by his taking such action or the execution and delivery of such instrument or document, to carry out and consummate the transactions authorized by the foregoing resolution; and be it further

         RESOLVED, that Amendment No. 1 to the Loan Agreement requesting that the holders of $1,500,000 of secured convertible debt (the "Convertible Note holders") obtained in September 1998, convert their loans into an aggregate of five percent (5%) of the equity of the Corporation (the "Convertible Note holder Conversion Transaction") after completion of the Right2web transaction (a copy of Amendment No. 1 to Loan Agreement, is annexed to the Form 8-K referred to above and is incorporated herein by reference), be and it hereby is, ratified, adopted and approved; and be it further

         RESOLVED, that there be declared a reverse stock split, to be accounted for as a reverse stock dividend, of the Corporation's outstanding Common Stock, effective immediately prior to the date of the closing of the Stock Purchase Agreement and the Convertible Note holder Transaction (subject to the Board of Directors final determination to take such action), such that the current common stockholders of the Corporation shall own Three Percent (3%) of the Common Stock of the Corporation, the Convertible Note holders shall own an aggregate of Five Percent (5%) of the Common Stock of the Corporation and Right2web.com shall own Ninety Two Percent (92%) of the Common Stock of the Corporation upon conversion of the Preferred Stock, it being understood that the reverse stock split may occur from time to time and that initially the reverse stock split will be four (4) shares of issued and outstanding shares of Common Stock for one (1) share of Common Stock; and that in connection with said reverse stock split, no changes shall be made to the capital or surplus accounts of the Corporation or in the par value of said Common Stock; and be it further RESOLVED, that the number of shares of Common Stock, par value, $.01, which the Corporation shall have authority to issue be increased from Fifty Million (50,000,000) shares to One Hundred Fifty Million
         (150,000,000) (there shall be no change to the terms of the Corporation's Preferred Stock) and that Officer(s) and Director(s) of the Corporation are hereby authorized to take such action as they deem necessary and appropriate, if at all, to amend the Certificate of Incorporation be amended to reflect such change; and be it further

         RESOLVED, that the officers of the Corporation are hereby authorized and directed to issue and deliver (or cause its transfer agent to issue and deliver) stock certificates representing shares of the Corporation's Preferred Stock and Common Stock, $.01 par value, therefore as set forth in the foregoing resolutions and to take such further actions and execute such other necessary documents and certificates as the officers and directors of the Corporation deem necessary and appropriate to further the foregoing; and be it further

         RESOLVED, that all action previously taken by Duane Mayo, as sole officer and director of the Corporation to sell assets of the Corporation, settle the Corporation's debts, attempts to sell the Corporation's Common Stock or Preferred Stock, convert noteholders, be and they hereby are, ratified, adopted and approved; and be it further

         RESOLVED, that the appointment of the accounting firm of Bloom & Company ("Bloom & Company"), as the Company's new outside auditors, be and they hereby are ratified and approved unless and until the next annual meeting of stockholders or as may be determined by the Corporation's Board of Directors; and be it further

         RESOLVED, that the following persons be, and they hereby are, elected as directors of the Corporation:

         Jeffrey Leventhal/a designee of Jeffrey Leventhal/Duane Mayo to serve until the next annual meeting of stockholders or until their successor(s) shall be duly elected and shall qualify; and be it further

         RESOLVED, that in furtherance of the above resolution, the Director(s) and Officer(s) of the Corporation, or any of them, be, and hereby are, authorized and directed to do and perform all such acts and to execute and deliver all such further agreements, instruments and documents, pay all fees and expenses in the name and on behalf of the Corporation and under its corporate seal or otherwise, and to take or cause to be taken all other actions as such Officers may deem necessary, desirable or appropriate, as evidenced by his taking such action or the execution and delivery of such instrument or document, to carry out and consummate the transactions authorized by the foregoing resolutions.


IN WITNESS WHEREOF, the undersigned have executed this Written Consent of the Majority Stockholders of Augment Systems, Inc. as of the 18th day of July, 2000.

Print Name of Stockholder:




Signature:
          -----------------------------------
Print Title:

Number of Shares:
                 --------------------

                              EXHIBIT B


                            CERTIFICATE OF AMENDMENT
                  OF THE RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                              AUGMENT SYSTEMS, INC.

It is hereby certified that:

     FIRST: The name of the corporation is Augment Systems, Inc. -----

     SECOND: That there be declared a four for one reverse split of the Corporation's shares of Common Stock, par value, $.01, issued and outstanding immediately prior to the filing of this Amendment with the Secretary of State of the State of Delaware; and further provided that the par value of said Common Stock shall be as $.0001 per share.

     THIRD:  The Certificate of  Incorporation is hereby amended by striking out
Article 4 thereof and by substituting in lieu of ----- said Article the following new Article:

     FOURTH: The total number of all classes of shares of stock which the Corporation shall have authority to issue is one hundred fifty million
(150,000,000) shares, consisting of one hundred forty-eight million (148,000,000) shares of Common Stock, par value $.0001 per share, and two million (2,000,000) shares of Preferred Stock, par value of $.01 per share.

     "The designations and powers, the rights and preferences and the qualifications, limitations or restrictions with respect to each class of stock of the Corporation shall be determined by the Board of Directors from time to time."

     FIFTH: That pursuant to Section 228(d) of the General Corporation Law of the State of Delaware, written notice of the adoption of said resolutions by written consent of a majority of the outstanding shares of capital stock of the Corporation was mailed to all stockholders who did not consent in writing thereto.

     SIXTH: The amendments of the certificate of incorporation herein certified have been duly adopted in accordance with the provisions of Sections
242 and 228 of the General Corporation Law of the State of Delaware.


     The effective time of the amendments herein certified shall be January 1, 2001.

Signed on January 1, 2001

----------------------------------
Duane Mayo, Chief Financial Officer


---------------------
Martin Daub, Secretary

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       of

                      SERIES A CONVERTIBLE PREFERRED STOCK

                                       of

                              AUGMENT SYSTEMS, INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

  Augment Systems, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter "Augment"), hereby certifies that the following resolutions were adopted by the Board of Directors (hereinafter the "Board") of Augment pursuant to authority of the Board of Augment as required by Section 151 of the Delaware General Corporation Law:

  RESOLVED, that pursuant to the authority granted to and vested in the Board of Augment in accordance with the provisions of its Certificate of Incorporation, as amended, the Board hereby authorizes a series of Augment's previously authorized Preferred Stock, par value One Cent ($0.01) per share (hereinafter "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

  2000- Series A Convertible Preferred Stock:

                            I. Designation and Amount

  The designation of this series, which consists of Two Million (2,000,000) shares of preferred stock, is 2000- Series A Convertible Preferred Stock (hereinafter the "Series A Preferred Stock") and the stated value shall be One Cent ($0.01) per share (hereinafter the "Stated Value").

                                    II. Rank

  All Series A Preferred Stock shall rank junior to Augment Common Stock (hereinafter "Common Stock") in its voting rights and privileges, but senior to Augment Common Stock in all other material and non-material respects.

         III. Liquidation

  If Augment shall commence a voluntary case under Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Augment or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief with respect to Augment shall be entered by a court having jurisdiction in the premises is an involuntary case under the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Augment or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of Ninety (90) consecutive days and, on account of any such event (a "Liquidation Event"), Augment shall liquidate, dissolve or wind up, or if Augment shall otherwise liquidate, dissolve or wind up, no distribution shall be made to the holders of any shares of Capital Stock of Augment upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Series A Preferred Stock shall have received the One
Thousand Dollars ($1,000.00) with respect to each share (hereinafter the "Liquidation Value"). If upon occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of Series A Preferred Stock shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of Augment legally available for distribution to holders of Series A Preferred Stock shall be distributed ratably among such shares in proportion to the ratio that the Stated Value of each such share bears to the aggregate Stated Value of such shares.

                   IV. Conversion at the Option of the Holder

  Each holder of shares of Series A Preferred Stock may, at its option, covert its shares of Series A Preferred Stock into Common Stock in the following amounts and at the following times (hereinafter "Optional Conversion").

  Conversion may be done freely, from time to time, and at the option of the holder of shares of Series A Preferred Stock in an aggregate amount not to exceed Ninety Two percent (92%) of all issued and outstanding Augment Common Stock, computed on a fully diluted basis, assuming the exercise of presently outstanding warrants, options, and convertible notes of Augment. There are no time specific requirements, or window periods during which conversion is permitted. Value of the shares upon conversion will be pursuant to the Stock Purchase Agreement between Augment and Right2Web.com, dated March, 2000.

  In order to convert Series A Preferred Stock into full shares of Common Stock, a holder shall: (i) fax a copy of the fully executed notice of conversion in the form attached hereto (hereinafter "Notice of Conversion"), to Augment, care of Rosen & Tetelman, LLP, 501 Fifth Avenue, Suite 1404, New York, NY 10017 (fax number 212-972-3555), or such other number as Augment shall specify in a notice to the shareholder, for the Series A Preferred Stock that the holder elects to convert the same, which notice shall specify the number of shares of Series A Preferred Stock to be converted, the applicable conversion price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the first page of each certificate to be converted prior to 6:00 p.m. Eastern Standard Time (hereinafter the "Conversion Notice Deadline") on the date of conversion specified on the Notice of Conversion; and (ii) surrender the original certificates representing Series A Preferred Stock being converted, duly endorsed, along with a copy of the Notice of Conversion within Two (2) business days thereafter to Augment's principal offices.

  If any conversion of Series A Preferred Stock results in a fractional share of Common Stock or the right to acquire a fractional share of Common Stock, such fractional share shall be disregarded, and the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock shall be the next higher number of shares.

                                V. Voting Rights

  The holders of Series A Preferred Stock have no voting power whatsoever, except as otherwise provided by the Delaware General Corporation Law (hereinafter "DGCL"), and in this Article VI, and in Article VII below. However, each holder of Series A Preferred Stock shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to all stockholders entitled to vote at such meetings.

  To the extent that under the DGCL the vote of the holders of the Series A Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of Augment, the affirmative vote or consent of the holders of at least a majority of the shares of the Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series A Preferred Stock (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class. To the extent that under the DGCL holders of the Series A Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible according to the conversion terms stated herein. Holders of Series A Preferred Stock shall be entitled to notice of (and copies of proxy materials and other information sent to stockholders) all stockholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to Augment's by-laws and the DGCL.

  To the  extent  that  under the DGCL the vote of the  holders  of the Series A
Preferred Stock voting separately as a class or series as applicable, is required to authorize a given action of Augment, the affirmative vote or consent of the holders of at least a majority of the shares of the Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the Board of Augment is required.

                            VI. Protective Provision

  So long as shares of Series A Preferred Stock are outstanding, Augment shall not, without first obtaining the approval (by vote or written consent, as provided by the DGCL) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

  (A) alter or change the rights, preferences, or privileges of the Series A Preferred Stock;

  (B) increase the authorized number of shares of Series A Preferred Stock; or

  (C) create any new class or series of Capital Stock having a preference, or ranking pari passu, over the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of Augment;

  In the event holders of at least a majority of the then outstanding shares of Series A Preferred Stock (voting together as a single class) agree to allow Augment to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock, pursuant to subsection (A) above, so as to affect the Series A Preferred Stock, then Augment will deliver notice of such approved change to the holders of the Series A Preferred Stock that did not agree to such alteration or change (hereinafter the "Dissenting Holders") and Dissenting Holders shall have the right for a period of Thirty (30) days to convert pursuant to the terms of this Certificate of Designation as they exist prior to such alteration or change or continue to hold their shares of Series A Preferred Stock as altered or changed.

                                 VII. Dividends

  Direct or indirect dividends will not be paid to holders of Augment Series A Preferred Stock, or any other Augment Capital Stock, without the prior written consent of the holders of the majority of outstanding shares.


  IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of Augment this ____ day of _________, 2000.




AUGMENT SYSTEMS, INC.




By:__________________________

     Duane Mayo,

     Chief Financial Officer

                                    Exhibit C

                   FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

  This First Amendment, dated September 12, 2000 to the Stock Purchase Agreement, dated as of March 11, 2000 (the "Agreement"), by and between Augment Systems, Inc., a Delaware corporation ("Seller" or the "Company"), and Right2Web.com, Inc., a New York corporation ("Purchaser" or "RTW"). (Capitalized terms not otherwise defined herein are used herein as set forth in the Agreement).

                              W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, Seller and Purchaser have entered into a Stock Purchase Agreement pursuant to which Purchaser or its assigns will purchase such number of shares of the Series A Convertible Preferred Stock of the Seller (the "Shares") which, assuming conversion thereof at the Closing (as hereinafter defined), shall represent 92% of all issued and outstanding common stock par value $.01 (the "Common Stock") in the Company;

     WHEREAS, the Purchaser has requested that the Agreement be amended to reflect that this will be a stock for stock transaction.

     NOW, THEREFORE, in consideration of the premises and the respective mutual covenants, representations and warranties herein contained, the parties hereto hereby agree as follows:

     1. Article 2.1 and Article 2.2 shall be replaced in their entirety as follows:

     2.1 Shares to be Exchanged. Subject to the terms and conditions set forth herein, on the Closing Date, the Seller shall sell to the stockholders of RTW as set forth on Exhibit "A" annexed hereto (the "RTW Stockholders"), and the RTW Stockholders shall purchase from the Seller, all of such Seller's right, title and interest in and to the Shares. At the Closing, Seller shall deliver to the RTW Stockholders in the same proportion of RTW Shares owned by a RTW Stockholder, certificates representing the Shares divided in the same proportion owned by each RTW Stockholder (as set forth on Schedule 2.1) represents to the total number of RTW Shares (the RTW Shares being defined as 10,400,000 shares of the Common Stock, par value $.001 of RTW), together with stock powers separate from the certificates duly executed by the Seller in blank and sufficient to convey to Purchaser good and marketable title to the Shares free and clear of any and all claims, liens, charges, security interests, pledges or encumbrances of any nature whatsoever and together with all accrued benefits and rights attaching thereto. The RTW Stockholders agree to promptly convert their proportionate Preferred Stock interest into their proportionate interest in the Common Stock of Seller, as the majority of the RTW Stockholders shall determine.

     2.2 In consideration for the Shares, the RTW Stockholders will deliver their RTW Shares together with stock powers separate from the certificates duly executed by each RTW Stockholder in blank and sufficient to convey to Seller good and marketable title to the Shares free and clear of any and all claims, liens, charges, security interests, pledges or encumbrances of any nature whatsoever and together with all accrued benefits and rights attaching thereto.

     2.3 All references to Purchaser shall be amended to include the RTW Stockholders, except for Paragraphs 3.4 and 3.6 and as otherwise applicable. For further clarification certain sections have been revised as set forth below.

        2. Article III shall be amended to provide the following:

     "3.5 Securities Laws. The RTW Stockholders understand that the Company Shares are not being registered under the Securities Act, on the basis that the offer and sale of the Company Shares under this Agreement are exempt from the registration provisions of Section 5 of the Securities Act pursuant to Section 4(2) thereof, as transactions by an issuer not involving any public offering, and/or may be deemed not to involve an offer or sale within the meaning of
Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder, and that the Company Shares may not be resold in any transaction subject to
Section 5 of the Securities Act unless registered or any exemption from registration is available for such sale, and that the certificates representing the Company Shares will bear a legend to that effect, substantially in the form set forth on Schedule 3.4 attached hereto. Each RTW Stockholder is acquiring the Company Shares for investment purposes only and not with a view to distribution or resale thereof."

     "3.7. The RTW Shares being exchanged are fully paid and non-assessable, and free and clear of any liens, claims, charges, options, trusts and encumbrances of any kind whatsoever."

         3. Article 5.1 shall be replaced in its entirety as follows:

     "5.1 The covenants, representations and warranties of Purchaser and the RTW Stockholders and the Seller set forth in this Agreement shall survive the Closing Date and thereafter for a period of two (2) years (except for tax obligations which shall have no limitation) and further subject to Paragraph 5.3, et. seq."

     4. Paragraph 5.3 (a) , (b) and (d) shall be amended in their entirety as follows:

       "5.3       Indemnification

     (a) By Seller. Subject to Paragraph 5.3(d), Seller agrees, to indemnify and hold harmless Purchaser and its directors, shareholders, officers, employees and agents, and its Affiliates from, against and in respect of, the full amount of any and all liabilities, damages, claims, deficiencies, fines, assessments, losses, taxes, penalties, interest, costs and expenses, including, without limitation, reasonable fees and disbursements of counsel (all of the foregoing being collectively referred to herein as the "Losses"), arising from, in connection with, or incident to (i) any breach or violation of any of the representations, warranties, covenants or agreements of the Seller contained in this Agreement or in any document or certificate delivered by Seller to Purchaser pursuant hereto or in connection with the Closing to the extent such breach exceeds $5,000 for any one item or $5,000 in the aggregate; (ii) any and all liabilities relating to Seller not specifically disclosed in the Financial Statements; (iii) any claims against Purchaser by a third party (i.e., stockholder lawsuits) under the Securities Act, the Exchange Act or other state laws, rules or regulations (collectively, the "Applicable Laws"), (iv) any claims of Related Parties or Affiliates (v) any and all actions, suits, claims, proceedings, demands, assessments or judgments, costs and expenses incidental to any of the foregoing.

     (b) By Purchaser. Subject to the limitations set forth in Section 5.3(d), Purchaser and each RTW Stockholder (to the extent of their pro rata equity interest in RTW and to the extent they are responsible for a breach of a representation, warranty or covenant) agrees to indemnify and hold harmless the Seller from, against and in respect of, the full amount of any and all Losses arising from, in connection with, or incident to any breach or violation of any of the representations, warranties, covenants or agreements of Purchaser contained in this Agreement or in any document or certificate delivered by Purchaser at or in connection with the Closing.

     (d) Limitations. Indemnification of Seller by Purchaser and or the RTW Stockholder(s) shall not be more than the number of Shares of Common Stock ultimately received upon conversion of such RTW Stockholders Preferred Stock. The number of Shares of Common Stock a breaching RTW Stockholder would be required to return or pay back to Seller under Paragraph 5.3 (b) would be calculated as the amount owed multiplied by the quoted Closing Price of the Seller's Common Stock on the date of the breach.

                   (1) Notwithstanding the foregoing, Seller shall defend, indemnify and hold Purchaser, its affiliates and the RTW Stockholders harmless from all stockholder lawsuits or other claims arising prior to or as a result of this transaction. In the event that Seller's and or its officers and directors actions are judicially determined to be ultra vires or are unenforceable under law or equity and Purchaser and/or the RTW Stockholders is required to return the Shares in Seller to Seller or its stockholder, then, Seller shall pay a break-up fee equal to $500,000. Seller acknowledges that the foregoing is fair and reasonable under the circumstances.

                   6. Paragraph 5.4 is deleted in its entirety.

                   7. Paragraph 5.5 is replaced in its entirety as follows:

                   "5.5       Registration  Rights  Agreement.  The Seller and
the RTW Stockholders shall enter into at Closing, a fully executed Registration Rights Agreement in the form attached as Exhibit 5.5."

                  8. Paragraph 6.1 (B) shall be amended specifically as follows:

                   (B) At Closing, Purchaser and the RTW Stockholders shall deliver to Seller the following documents from Purchaser:

   (i) the RTW Shares certificates and stock powers indorsed in blank;

   (ii) a counterpart of the Registration Rights Agreement;

   (iii) such other documents and instruments as the Seller may reasonably request.


              9.  Article 8.1 shall be replaced in its entirety as follows:

                   "8.1 Notices. Any notice, demand, claim or other communication under this Agreement shall be in writing and shall be deemed to have been given upon the delivery, mailing or transmission thereof, as the case may be, if delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth below their names on the signature pages of this Agreement (or at such other addresses as shall be specified by the parties by like notice). A copy of any notices shall be sent as follows:

                   Copies of all notices shall be delivered to:

                               Rosen & Tetelman, LLP
                               501 Fifth Avenue, Suite 1404
                               New York, New York 10017
                               Attention: Ted D. Rosen, Esq.
                               ---------
                               Fax No. (212) 972-3555

                    Copies of all notices delivered to the Purchaser and RTW Stockholders shall be sent c/o Jeffrey Leventhal, 1619 Third Avenue, Apt. 8CE, New York, NY 10021.

            10.   Paragraph 8.19 shall be revised in its entirety as follows:

                   "8.19 Representation by Counsel. Seller, Purchaser and certain RTW stockholders have been and will continue to be represented by Rosen & Tetelman, LLP in connection with this Stock Purchase Agreement. Seller and Purchaser acknowledge that Rosen & Tetelman, LLP has previously acted as special counsel to Seller and that Rosen & Tetelman, LLP shall have no duty and shall in fact be permitted to disclose any confidential information (if any), regarding the Seller to Purchaser. Seller also expressly consents to permit Rosen & Tetelman, LLP to act as counsel to Purchaser and certain RTW Stockholders. Purchaser, the RTW Stockholders and Seller acknowledge that Rosen & Tetelman, LLP, was responsible for the introduction of Purchaser to Seller and that Purchaser will be compensating Rosen & Tetelman, LLP for such introduction and for other services rendered to Purchaser. Rosen & Tetelman, LLP has advised both Seller, Purchaser and the RTW Stockholders that they should seek independent counsel in this transaction and that by their respective signatures below, they are expressly consenting to the terms of this transaction and to Rosen & Tetelman, LLP's capacities as aforesaid."

              11. No Other Modification. Except as specifically amended hereby, the Stock Purchase Agreement shall continue unchanged and in full force and effect.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY DELETED]
IN WITNESS WHEREOF, the parties hereto have each executed and delivered this First Amendment to the Stock Purchase Agreement as of the day and year first above written.

Purchaser:Right2Web.com, Inc.

By:
   ----------------------------
Name: JEFFREY LEVENTHAL
Title: PRESIDENT

RTW Stockholders:

Jeffrey Leventhal

Victoria Starr

Jordan Lee Leventhal, U.G.M.A.

Leventhal Paget, LLC

Apollo Financial Network, LLC
EAI Partners, Inc.

Ted D. Rosen

Larry Tetelman

Seller: Augment Systems, Inc.

By:
   ---------------------------
Name: Duane  Mayo
     -------------------------
Title: Chief Financial Officer
      ------------------------


                                   EXHIBIT "A"

Closing Stock Ledger of Right2web.com, Inc.

Name of Shareholder  Number of Shares  Certificate No.     % Ownership
-------------------  ----------------  --------------      -----------

Jeffrey Leventhal     7,000,000          1*replaced        by certificates Nos.
                                                           8 and 9

Victoria Starr          490,000          2                 4.70

Jordan Lee Leventhal,
 U.G.M.A.               100,000          3                  .96

Leventhal Paget, LLC  2,060,000          4                19.76

                                         5 and 6 blank

Apollo Financial
Partners, LLC           350,000          7                 3.36

EAI Partners, Inc.    4,000,000          8*               38.40

Jeffrey Leventhal     3,000,000          9*               28.80

Ted D. Rosen            208,333          10                 2.0

Larry Tetelman          208,333          11                 2.0
                     ----------                           -----
           Total:    10,416,666                            100%



                     Exhibit D-Registration Rights Agreement


                          REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of September , 2000, by and among Augment Systems, Inc., a Delaware corporation (the "Company"), and each of the stockholders of Right2web.com, Inc. listed on Schedule A hereto (each a "Holder" and collectively the "Holders").
   ----------

     WHEREAS, pursuant to a Stock Purchase Agreement dated as of March 11, 2000 (the "Purchase Agreement"), by and between the Company and Right2Web.com, Inc., a New York corporation ("RTW"), as amended on September 12, 2000 (the "First Amendment"), preferred Stock of the Company to be issued to R2W Stockholders (as defined in the First Amendment") will be converted into shares (the "Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), issued without registration under the Securities Act of 1933 (the "Securities Act"); and

     WHEREAS,   the  Company  has  agreed  to  file  a  registration   statement
registering the resale of the Shares at the Holders' request, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION  1   REGISTRATION.

          (a) The Company shall notify in writing (a "Registration Notice") all of the Holders of Shares then outstanding that it intends to file a registration statement under the Securities Act for the resale of their Shares. Each Holder that desires the inclusion of some or all of such Holder's Shares in such proposed registration shall give the Company written notice thereof within twenty (20) days after the date of such Registration Notice. The Company shall use reasonable efforts to file a registration statement on Form S-3 or other applicable form (a "Registration Statement") under the Securities Act on or after September 1, 2000 through August 31, 2010, covering the resale by the Holders of all Shares requested to be included in such Registration Statement pursuant to Rule 415 under the Securities Act from time to time in transactions not involving any underwritten public offering. The Company shall use commercially reasonable efforts (i) to cause such Registration Statement to be declared effective by the Commission for such Shares as soon as practicable thereafter (but not prior to the date on which the Company shall have publicly released a report including the combined financial results of the Company and R2W for a period of at least thirty (30) days of combined operations of the Company and R2W after the Closing Date (as defined in the Purchase Agreement) of the Purchase (as defined in the Purchase Agreement)) and (ii) to keep the Registration Statement continuously effective until the earlier of (x) the date on which all Shares included in such Registration Statement have been sold thereunder, (y) the date that is sixty (60) days after the date on which such Registration Statement has become effective under the Securities Act or (z) the first anniversary of the date on which the Shares were issued. The Company may postpone the filing of any Registration Statement required hereunder for a reasonable period of time, not to exceed 45 days, if the Company has reasonably determined in good faith after consultation with outside legal counsel that such filing would require the disclosure of a material transaction or other matter and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company; provided, however, that the Company shall use reasonable efforts to disclose such material transaction or other matter as soon as in its good faith judgment it is prudent to do so.

          (b) The Company shall have no obligation under Section 1(a) unless the Holders satisfy and perform all conditions and obligations to be performed by them under this Agreement, including but not limited to the covenants contained in Section 6 hereof.

     SECTION  2   REGISTRATION PROCEDURES.

          (a) The Company shall notify each Holder of the effectiveness of the Registration Statement and shall furnish to each Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus), any documents incorporated by reference in the Registration Statement and such other documents as any Holder may reasonably request in order to facilitate its sale of the Shares in the manner described in the Registration Statement.

          (b) The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Shares until the earliest of the dates provided in Section 1. Upon ten (10) business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to any Holder's interests in or plan of distribution of Shares that is reasonably necessary to permit the sale of such Holder's Shares pursuant to the Registration Statement and the Company shall file any necessary listing applications or amendments to the existing applications to cause the shares to be then quoted on any quotation system on which the Company's Common Stock is then quoted.

          (c) The Company shall promptly notify each Holder of, and confirm in writing, any request by the SEC for amendments or supplements to the Registration Statement or the prospectus related thereto or for additional information. In addition, the Company shall promptly notify each Holder of, and confirm in writing, the filing of the Registration Statement, any prospectus supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

          (d) The Company shall promptly notify each Holder, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event and subject to Section 7 of this Agreement, the Company shall prepare and furnish to each Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

     SECTION  3   STATE SECURITIES LAWS.

     Subject to the conditions set forth in this Agreement, the Company shall, promptly after the filing of the Registration Statement, file such documents as may be necessary to register or qualify the Shares under the securities or "Blue Sky" laws of such states as any Holder may reasonably request, and the Company shall use reasonable efforts to cause such filings to become qualified; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once qualified, the Company shall use reasonable efforts to keep such filings qualified until the earlier of (a) such time as all of the Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the Company that it no longer requires qualified filing in such state in accordance with its original request for filing, or (c) the date on which the Registration Statement ceases to be effective with the SEC. The Company shall promptly notify each Holder of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.

     SECTION  4   EXPENSES.

     The Company shall bear all expenses incurred by it in connection with the registration of the Shares pursuant to Section 1, except that the Holders shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Shares and for all legal, accounting and other expenses incurred by them in connection with the Registration Statement.

     SECTION  5   INDEMNIFICATION BY THE COMPANY.

     The Company agrees to indemnify each of the Holders and their respective officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder, and any underwriter and any person who controls the underwriter within the meaning of the Securities Act (an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as and to the extent that such statement or omission arose out of or was based upon information regarding the Indemnitee or its plan of distribution which was furnished to the Company by the Indemnitee for use therein, provided, further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company for use in connection with the Registration Statement or the prospectus contained therein by such Indemnitee or (ii) such Indemnitee's failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. The obligations of the Company under this Section 5 shall survive the completion of any offering of Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

     SECTION  6   COVENANTS OF THE HOLDERS.

     Each of the Holders hereby agrees:

          (a) to cooperate with the Company and to furnish to the Company all such information in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Company may reasonably request;

          (b) to the extent required by the Securities Act, to deliver or cause delivery of the prospectus contained in the Registration Statement to any purchaser of the shares covered by the Registration Statement from such Holder;

          (c) to notify the Company of any sale of Shares by such Holder; and

          (d) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his or her connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either the Registration Statement or the prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission arose out of or was based upon information regarding such Holder or its plan of distribution which was furnished to the Company by such Holder for use therein, or (ii) the failure by such Holder to deliver or cause to be delivered the prospectus contained in the Registration Statement (as amended or supplemented, if applicable) furnished by the Company to such Holder to any purchaser of the shares covered by the Registration Statement from such Holder.

     Notwithstanding the foregoing, (i) in no event will any Holder have any obligation under this Section 6 for amounts the Company pays in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and (ii) the total amount for which any Holder shall be liable under this Section 6 shall not in any event exceed the aggregate proceeds received by him, her or it from the sale of such Holder's Shares in such registration. The obligations of the Holders under this Section 6 shall survive the completion of any offering of Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

     SECTION  7   SUSPENSION OF THE REGISTRATION STATEMENT.

          (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as practicable.

          (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use reasonable efforts to cause the Registration Statement and any filings with any state securities commission to be made or to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing (such circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause the Registration Statement or such filings to be made or to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing but in no event will that suspension exceed ninety (90) days. In the event any Holder requests registration during a Suspension Event, the Company shall notify the Holder of the existence of such Suspension Event.

          (c) Each holder of Shares whose Shares are covered by the Registration Statement filed pursuant to Section 1 hereof agrees, if requested by the Company in the case of a non-underwritten offering (a "Non-underwritten Offering") or if requested by the managing underwriter or underwriters in an underwritten offering (an "Underwritten Offering," collectively with Non-underwritten Offering, the "Offering"), not to effect any public sale or distribution of any of the securities of the Company of any class included in such Offering, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such Offering), during the 15-day period prior to, and during the 90-day period (or such longer period as may be required by the managing underwriter or underwriters) beginning on, the date of pricing of each Offering, to the extent timely notified in writing by the Company or the managing underwriters. Furthermore, notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use reasonable efforts to cause the Registration Statement and any filings with any state securities commission to be made or to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period as the Company is proceeding with an Underwritten Offering if the Company is advised by the underwriters that the sale of Shares under a Registration Statement would have a material adverse effect on the Underwritten Offering.

     SECTION 8   BLACK-OUT PERIOD.

     Following the effectiveness of the Registration Statement and the filings with any state securities commissions, the Holders agree that they will not effect any sales of the Shares pursuant to the Registration Statement or any such filings at any time after they have received notice from the Company to suspend sales (i) as a result of the occurrence or existence of any Suspension Event, (ii) during any Offering, or (iii) so that the Company may correct or update the Registration Statement or such filing pursuant to Section 2(c) or 2(d). The Holders may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five
(5) business days after the conclusion of any such Suspension Event or Offering.

     SECTION  9   ADDITIONAL SHARES.

     The Company, at its option, may register, under any registration statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of its common stock or any shares of its common stock owned by any other shareholder or shareholders of the Company.

     SECTION  10   CONTRIBUTION.

     If the indemnification provided for in Sections 5 and 6 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and any Holder or Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder or Holders, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Holder or Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 10 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 5 or 6 hereof had been available under the circumstances.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     No  indemnified  party guilty of fraudulent  misrepresentation  (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

     SECTION  11   NO OTHER OBLIGATION TO REGISTER.

     Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Shares under the Securities Act (including, without limitation, under any agreements entered into between the Holders and R2W).

    SECTION  12   AMENDMENTS AND WAIVERS.

     The  provisions  of  this  Agreement  may  not  be  amended,   modified  or
supplemented without the prior written consent of each of the Company and Holders holding in excess of 50% of the Shares that are subject to this Agreement and the Registration Statement at that time.

     SECTION  13   NOTICES.

     Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by facsimile, registered or certified mail (return receipt requested), postage prepaid, or courier or overnight delivery service to the Company at the following addresses and to the Holder at the address set forth on his or her signature page to this Agreement (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 2(b) or Section 6, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

     IF TO THE COMPANY: Augment Systems, Inc.
                            P.O. Box 222
                            West Newbury, MA 01985
                            Attn: Duane Mayo
                            Chief Financial Officer
                            Tel: (781) 270-9678

With a copy to:             Rosen & Tetelman,  LLP
                            501 Fifth Avenue,  Suite 140
                            New York, NY 10017
                            Attn:  Ted D. Rosen, Esq.
                            Tel: (212) 986-7171
                            Fax: (212) 972-3555

In addition to the manner of notice permitted above, notices given pursuant to Sections 1, 7 and 8 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

   SECTION 14   SUCCESSORS AND ASSIGNS.

     This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. This Agreement may not be assigned by any Holder and any attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of the Company hereunder with respect to such Holder.

     SECTION 15   COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


     SECTION 16   GOVERNING LAW.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly within said State.

      SECTION 17   SEVERABILITY.

     In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     SECTION  18   ENTIRE AGREEMENT.

     This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                 COMPANY:

                                 AUGMENT SYSTEMS, INC.


                                 By:
                                    -----------------------------
                                 Name:   Duane Mayo
                                 Title:  Chief Financial Officer


                                HOLDERS:

                                SEE SIGNATURE PAGES ATTACHED HERETO

                              AUGMENT SYSTEMS, INC.

REGISTRATION RIGHTS AGREEMENT REGISTRATION RIGHTS AGREEMENT

HOLDER SIGNATURE PAGEHOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.




------------------------------------------
SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/


---------------------------------------
SIGNATURE OF HOLDERS WHICH ARE ENTITIES:

By:
-----------------------------------

         Name:
         Title:

         ADDRESS:

         TELEPHONE:

         FACSIMILE:

 [HOLDER SIGNATURE PAGE]

                                   EXHIBIT E
                                   =========

                                10QSB 06/30/2000
                                ================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 10-QSB

                                   (Mark One)

     (X) Quarterly report under Section 13 or 15(d) of the Securities Exchange Act of 1934

                   For the quarterly period ended June 30, 2000

     ( ) Transition report under section 13 or 15(d) of the Securities Exchange Act of 1934


               For the transition period from -------- to --------

                         Commission file number 0-22341

                              AUGMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)
                  Delaware                                 04-3089539
                  --------                                 ----------
         (State or other jurisdiction of                (I. R. S. Employer
         incorporation or organization)               identification No.)

                       P.O. Box 1111, West Newbury, MA, 01985
                         (Address of principal executive
                               offices)(Zip Code)

                                 (781) 270-9678
              (Registrant's telephone number, including area code)


                 Transitional small Business Disclosure Format:

                                  Yes       No X


Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirement for the past 90 days.

(1) Yes  NO X         (2) Yes X  NO

Indicate the number of shares outstanding of each of the issuer's classes of stock, as of the latest practicable dare: As of August 09, 2000.

               Class                                Outstanding at August 9,2000
               -----                                ----------------------------
Common stock, $.01 par value per share                        15,778,406

                              Augment Systems, Inc.

                          Index to financial Statements


Report of Independent Certified Public Accountants


PART I       FINANCIAL INFORMATION

  ITEM 1     Financial Statements

             Balance sheet as of and June 30, 2000

             Results of operations for the six months ended
              June 30, 2000  and 1999

             Results of operations for the three month period ended
              June 30, 2000 and June 30, 1999

             Statements of cash flows for the six months ended
              June 30, 2000 and 1999

             Notes to financial statements

  ITEM 2     Management's Discussion and Analysis of
              Financial Condition and Results of Operations


PART II      OTHER INFORMATION

  ITEM 1     Legal Proceedings
  ITEM 2     Changes in Securities
  ITEM 3     Defaults Upon Senior Securities
  ITEM 4     Submission of Matters to a vote of Security-Holders
  ITEM 5     Other Information
  ITEM 6     Exhibits and Reports on Form 8-K

                              Augment Systems, Inc.
                                  Balance Sheet
                                    (Note 1)

                                                                  June 30,
                                                                   2000
                                                                 ---------
       Assets

Current assets:

   Cash                                                        $  105,596
                                                               ----------

Total current assets                                           $  105,596
                                                               ==========


       Liabilities and Stockholders' Deficit

Current liabilities:
   Accounts payable                                           $    54,942
   Accrued expenses                                               274,342
   Bridge financing                                             1,395,701
   Convertible promissory notes                                     6,432
   Current portion of obligations under
     capital leases                                                46,760
                                                               ----------

     Total current liabilities                                  1,778,177
                                                              -----------

Commitments

Stockholders' deficit:


   Preferred stock, $.01 par value; 2,000,000 shares
    authorized, none issued                                           --
   Common stock, $.01 par value; 50,000,000 shares authorized;
     12,498,951 shares issued and outstanding at
     June 30,2000                                                 124,989
   Additional paid-in capital                                  21,804,866
   Deficit                                                    (23,602,436)
                                                              -----------
     Total stockholders' deficit                              ( 1,672,581)
                                                              -----------

     Total liabilities and stockholders' deficit            $     105,596
                                                              ===========

The accompanying notes are an integral part of the financial statements.

                              Augment Systems, Inc.
                            Statements of Operations




                                                       June 30,      June 30,
                                                         2000         1999
                                                      ---------     ---------


Net sales                                             $     --     $ 175,000
Cost of sales                                               --            --
                                                     ---------     ---------
Gross margin                                                --       175,000
                                                     ---------     ---------
Operating expenses:

   General and administrative expenses                  68,100        35,500
   Refund of prior years expenses                    (  19,934)           --
                                                      --------     ---------
    Total operating expenses                            48,166        35,500
                                                      --------     ---------
    Gain (loss) from Operations                      (  48,166)      139,500
                                                      --------     ---------
Other income (expense):

     Interest income (expense)                       (  60,000)       22,612
                                                     ----------    ---------
     Total other income (expense)                    (  60,000)       22,612
                                                     ---------     ---------
  Net Income (loss)                                $ ( 108,166)    $ 162,112
                                                     =========     =========
Earnings per share

Net (loss) per share of common stock:
   Basic and diluted                                $  (0.01)         $ .01
                                                        ====          =====

Weighted average number of shares outstanding     12,198,951     11,898,951
                                                  ==========     ==========

The accompanying notes are an integral part of the financial statements.


                              Augment Systems, Inc.

                            Statements of Operations




                                                   April 1,2000   April 1,1999
                                                      through        through
                                                   June 30, 2000  June 30, 1999
                                                   -------------- --------------


Net sales                                             $     --      $ 175,000
Cost of sales                                               --             --
                                                       -------       --------
Gross margin                                                --        175,000
                                                       -------       --------
Operating expenses:

   General and administrative expenses                (  1,900)     ( 163,969)
   Refund of prior years expenses                     ( 19,934)            --
                                                      --------      ---------
    Total operating expenses                          ( 21,834)     ( 163,969)
                                                      --------      ---------
    Gain (loss)from Operations                        ( 21,834)       338,969
                                                      --------      ---------
Other income (expense):

     Interest income (expense)                       (  60,000)     ( 169,886)
                                                     ----------     ---------
     Total other expense                             (  60,000)     ( 169,886)
                                                     ---------      ---------
  Net Income (loss)                                $ (  38,166)     $ 169,083
                                                     =========      =========
Number of shares
Net (loss) per share of common stock:
   Basic and diluted                                $  (0.01)         N/A
                                                        ====          ===

The accompanying notes are an integral part of the financial statements.


                             Augment Systems, Inc.

                            Statements of Cash Flows

                                                         June 30,     June 30,
                                                           2000        1999
                                                        ---------    ---------

Cash flows from operating activities:

   Net loss                                        $   ( 108,166)    $  162,112
   Adjustments to reconcile net loss to net
   cash used for operating activities:
     Changes in operating assets and liabilities:
       Prepaid expenses                                       --             --
       Other assets                                           --         98,936
       Accounts payable                                       --      ( 312,435)
       Accrued expenses                                   79,342      (  32,745)
                                                        --------     ----------
     Net cash used for operating activities            (  28,824)     (  84,132)


   Cash flows from investing activities:
        Capital expenditures                                  --             --
                                                       ---------      ---------
   Net cash used for investing activities                     --             --
                                                       ---------      ---------

   Cash flows from financing activities:
     Proceeds from issuance of common stock                6,000             --
     Additional Paid-in-Capital                           54,000             --
     Proceeds from bridge financing                           --             --
     Payments on bridge financing                             --             --
                                                       ---------      ---------
   Net cash provided by financing activities              60,000             --
                                                       ---------      ---------

   Net increase (decrease) in cash                        31,176       ( 84,132)
   Cash, beginning of period                              74,420        187,815
                                                       ---------     ----------
   Cash, end of period                               $   105,596     $  103,683
                                                       =========     ==========

The accompanying notes are an integral part of the financial statements.

                             Augment Systems, Inc.
                         Notes to Financial Statements

1.    Organization, Business and Basis of Presentation:

      The Company was incorporated in 1990 to develop and distribute fiber optic printed circuit boards in the publishing and printing markets. The fiber optic products had limited success and in fiscal 1994 the Company began phasing out the fiber optic operations and began the transition into a systems integration and engineering consulting business. In 1995, the Company made a strategic shift in its business operation into the server market.

     From October 1995 and through March 1997, the Company had operated as a development stage company and had been engaged principally in research and development, recruitment of personnel and financing activities. During this time, the Company had engaged in limited marketing activities and had not commenced the selling of its initial products, which are high-end file management network systems. During the second quarter ended June 30, 1997, the Company commenced commercial shipment of its server product and recognized initial revenue in April 1997.

      The Company's initial target market was the electronic publishing industry, which requires the rapid and efficient movement of large image and data files over networks. In September 1997, the Company introduced a windows NT-based client server for its file management network systems.

      Although the Company commenced shipment of its products in fiscal 1997, the revenues recognized were less than originally anticipated by Company management. The shortfall in 1997 revenues was attributed to product development delays and problems with the Company's initial products sold. Such shortfalls in revenues continued throughout the course of fiscal 1998.

      In November 1998, the Company was informed by the investment bank that provided the September 1998 bridge financing, that they would be unable to secure the additional funding required to repay the outstanding bridge loan and provide the Company with the necessary working capital to support its business plan and ongoing operations. The Company began to seek alternative financing, but was unable to secure the necessary funds.

      In January 1999, the Board of Directors decided to accomplish the following:

     1. Seek buyers, strategic partners, and merger opportunities to make the Company economically viable.

     2. Suspend ongoing operations, layoff all but one of its employees, dispose of all assets, attempt to settle any outstanding short and long term debts, seek buyers or strategic partners for the further development of its existing technology as well as explore merger opportunities.

     The secured creditors formed a representative committee of two people who initiated a plan to auction off all remaining inventory and substantially all remaining fixed assets (retaining only those assets necessary to effectively shut down operations, valued at approximately $10,000). On January 28, 1999 with the aid of the committee-appointed auctioneer, the Company held the auction, with proceeds amounting to approximately $65,000, indicating that the carrying value of such assets exceeded their fair values. Accordingly, a loss of $184,975 was recorded in operations in 1998 which represents the excess of the carrying value over the fair value of $75,000. Also included in operations is the write-off of capitalized software costs of $265,000 to reduce their carrying value to $0. The Company also recorded charges to cost of sales of approximately $542,000 related to the write-down of unique inventory associated with the Company's products.

      The Company's strategic financial and operating plans are as follows:

Financial Plan
     1. Sell the license rights to the Company's technology that is no longer needed.
     2. Settle the  accounts  payable  related to the  previous  operations.
     3. Provide incentive to the short-term note holders to exchange their notes and warrants for 5% of the Company's common stock.
     4. Negotiate the termination of operating and capital lease agreements.
     5. Maintain the status of the corporation as a public Company through required SEC filings and compliance with other governmental regulations.
     6. Seek and acquiring entity through the issuance of Series A preferred shares that are convertible to 92% of the Company's common stock.

                             Augment Systems, Inc.
                         Notes to Financial Statements
                                  (Continued)


1.    Organization, Business and Basis of Presentation: (continued)

Operating Plan

1. Build a business-to-business Internet destination portal where small to medium sized companies can host their web sites and direct employees to procure information, productivity tools and products.

2. Assist businesses in developing and hosting enabled web sites. The Company will seek to establish services that will complement the small business marketplace.

3. Acquire businesses, which may provide related services to small to mid-sized businesses such as advertising, marketing and consulting firms, as well as other Internet ventures.

     In 1999, the Company began implementing its financial and operating strategies.

1.   The Company sold the license rights to its technology for $175,000.

2. The Company entered an agreement with the landlord and cancelled the operating lease for its offices located at 2 Robbins Road, Westford, Massachusetts. No additional obligations were incurred as a result of cancellation.

3. The Company returned to the supplier certain equipment that was obtained under capital lease agreement. In exchange for the cancellation of lease, the Company paid $6,800 in cash and transferred certain accounts receivable to settle an additional $6,800 payable to the supplier.

4. The Company entered a release agreement regarding payment of any future royalties.

5. Management began negotiations with a third party who proposed to exchange shares of a new start up company for 92% of the Company stock and develop its internet business. Also, a proposal was made to the note holders to convert their notes to 5% of the Company's common stock after the exchange. As of July, 2000 the Company has sucessfully received consents from all the noteholder to convert their notes to 5% of the Company's common stock. The conversion will not take place until the exchange of shares transfering a 92% interest in the Company to Right2web.com.

     The Company has incurred substantial losses since inception and has been engaged primarily in product development. The Company has funded its losses primarily from a combination of debt and equity financings. In addition, at June 30, 2000, the Company had a working capital deficiency and a stockholders' deficit. Also, as a start-up business-to-business e-commerce venture, the Company's new business, assuming the Right2web transaction closes, is subject to various risks including intense competition, need for substantial funds and qualified personnel, internet security concerns, potential technological difficulties, development of new technology, reliance on key personnel, and the continuance of favorable market conditions for internet companies.

     These factors raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                            Augment Systems, Inc.
                         Notes to Financial Statements
                                  (Continued)



2.    Summary of Significant Accounting Policies

      Estimates and Assumptions

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Cash Equivalents

     The Company considers all highly liquid investments with a maturity of three months or less, when purchased, to be cash equivalents. There were no cash equivalents at June 30, 2000.

      Inventories

      The Company had no inventories for the fiscal year ended December 31, 1999. Inventories were recorded at $0 at December 31, 1998, which reflected in charges to cost of sales of $542,000 for the write-down to market. Inventories were stated at the lower of cost (first-in, first-out) or market.

      Property and Equipment

     Property and equipment were recorded at cost. Depreciation was computed using the straight-line method over the estimated useful lives of the related assets ranging from three to five years. Property held under capital leases are amortized over the lesser of the lease term or their estimated useful lives. In 1999, the Company sold most of its equipment for $65,000 and wrote off the balance. As of June 30, 2000, the Company had no fixed assets.

      Long-Lived Assets

     The Company follows the provisions of the Statement of Financial Accounting Standards ("SFAS") No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS 121 establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of.

     The Company reviews the carrying values of its long-lived and identifiable intangible assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Due to the change in circumstances related to the operations of the Company in fiscal 1998, impairment charges were recorded to reduce the carrying value of long-lived assets in December 1998.

      Revenue Recognition

     Revenue is recognized on sales to end users when product is accepted.


      Research and Development

     When research and development costs are incurred, they are expensed as incurred.

                           Augment Systems, Inc.
                         Notes to Financial Statements
                                  (Continued)


2.    Summary of Significant Accounting Policies (continued)

      Income Taxes

     Income taxes are calculated using the liability method specified by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes.

      Financial Instruments

      The estimated  fair value of the Company's  financial  instruments,  which
include  accounts  payable,   related  party  accounts,   debt  instruments  and
convertible promissory notes, approximate their carrying value.

      Concentrations of Credit Risk and Major Customers


     The  Company  had no credit  risk  because  it had no  receivables  on June
30,2000.

      Stock Options

      The Company follows the provisions of SFAS No. 123, Accounting for Stock-Based Compensation. The Company has elected to continue to account for stock options at their intrinsic value with disclosure of the effects of fair value accounting on net earnings (loss) and earnings (loss) per share on a pro forma basis.

      Net Loss Per Share of Common Stock

     The Company follows the Statement of Financial Accounting Standards No. 128, Earnings Per Share ("SFAS No. 128"). SFAS No. 128 requires the presentation of both basic and diluted earnings per share.

                              Augment Systems, Inc.
                         Notes to Financial Statements
                                  (Continued)

3.    Accrued Expenses

      As of March 31, 2000 accrued expenses consist of the following:

                                                   1999
                                                   ----
         Severance                               45,000
         Professional Fees                       19,342
         Interest                               210,000
                                               --------
         Total accrued expenses               $ 274,342
                                               ========

     Included in accrued expenses is an accrual of $45,000 related to a severance agreement with a former President and Chief Executive Officer of the Company. In April 2000, note holders were requested to convert their notes, warrants and accrued interest into an aggregate of 5% of the common shares of the Company.

4.  Sale of Securities/Proposed Business

     On March 11, 2000, the Company entered into a Stock Purchase Agreement pursuant to which the Company will sell to Right2web.Com, Inc ("Right2web") Company preferred shares for $10,000 in cash and a 7% note due in one year for $40,000. Right2web is a start-up business-to-business internet venture with no assets or liabilities. At the closing of the transaction the shareholders of Right2web will deposit sufficient funds to close the transaction. Right2web will receive shares of the Company's Series A Convertible Preferred Stock subject to various conditions of closing, including conversion of all outstanding warrants, options and convertible notes into equity, of which all of the convertible notes payable have agreed to convert as of this date. Upon exchange of the Preferred Stock, for cash and notes, Right2Web.Com will own 92% of the Company on a fully diluted basis. After dilution, current stockholders would hold 3% of the Company's common stock and the convertible note holders would hold 5%.

     As of July 18, 2000, Augment has sucessfully received permission to convert $1,500,000 in secured convertible debt into 5% of the common stock from the noteholders ("noteholder conversion"). Right2web has indicated that it is ready to close the Stock Purchase Transaction. A request of Augment shareholders was made to execute a consent to the following actions:

        1.  The Right2web transaction
        2.  The Noteholder conversion
        3. Election of three directors, namely Jeffrey Leventhal, Duane Mayo and a designee of Jeffrey Leventhal, to be named;
        4. Ratify the appointment of Bloom and Company as new auditors replacing BDO Seidman;
        5.  Adopt  a  reverse   stock  split  and  increase  the   authorized
            capitalization   from  50,000,000   shares  of  common  stock  to
            150,000,000 of common stock, as the Board of Directors deems appropriate; and
        6. Omnibus authority to take all actions in furtherance of the foregoing.

     Right2Web.Com, is owned principally by Jeffrey Leventhal, a former director of the Company who resigned in March 1999. Mr. Leventhal has previously owned three information technology companies, with his most previous venture having been sold to a public company, Netlojix Communications, Inc. (NASDAQ:NETX). Right2web's business model is to build a business-to-business internet destination portal where small to medium sized companies can host their web sites and direct employees to procure information, productivity tools and products. In addition, Right2web intends to assist companies in developing and hosting enabled web sites. Right2web will seek to establish services that will complement the small business marketplace. Right2web has also advised that it intends to make strategic acquisitions in businesses which may provide related services to small to mid-sized businesses such as advertising, marketing and consulting firms, as well as other internet ventures.

     Since Right2web is a start-up business-to-business e-commerce venture, it will, among other things, be subject to intense competition, the need for substantial financing, unforeseen technological changes, the risks inherent in any internet business such as security concerns, technological difficulties, development of new technology, the need to attract qualified personnel, reliance on Jeffrey Leventhal, and the continuance of favorable market conditions for internet companies, etc.

                              Augment Systems, Inc.
                         Notes to Financial Statements
                                  (Continued)

ITEM 6.  Management's Discussion and Analysis or Plan of Operation

         The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. Except for historical information contained herein, the matters discussed in the Liquidity and Capital Resources section below contain potential risks and uncertainties, including, without limitation, risks related to the Company's ability to successfully identify potential merger partners, retain key employees and settle any outstanding debts. The Company will need to attract partners in order to execute its revised business strategy, and there can be no assurance that the Company will be successful in attracting such partners.

General

     Prior to January 15, 1999, Augment Systems, Inc. designed, developed and sold fibre channel based network file server systems designed to increase data transfer and file storage on computer networks. In September 1998, the Company obtained $1,500,000 in bridge financing of secured convertible promissory notes and common stock purchase warrants. The Company used a portion of the proceeds of the bridge financing to repay in full its indebtedness to a major bank. In November 1998, the Company was informed by an investment bank, that provided the bridge financing, that they would be unable to secure the additional funding required to repay the outstanding bridge loan, provide the Company with the necessary working capital to support the execution of its business plan and ongoing operations. The Company began to seek alternative financing, but was unable to secure the funds necessary to maintain ongoing operations.


Plan of Operation

     In January 1999, the Board of Directors elected to suspend ongoing operations, layoff all but one of its employees, dispose of all assets, attempt to settle any outstanding short and long term debts, seek buyers for its technology, and explore merger opportunities.

Results of Operations

     During the six month periods ended June 30, 2000 the Company recognized no revenues. During the six month period ended June 30, 1999 the Company recognized revenues from the sale of its licensing rights of its technology for $175,000. The Company does not anticipate sales of any products or service for the foreseeable future and is concentrating its efforts on the disposition of assets, settlement of outstanding debts, sale of the Company's technology, and exploration of potential mergers.

     The Company realized a net loss of approximately $108,166 for the six month period ending June 30, 2000 as compared to a gain of $162,112 for the six month period ending June 30, 1999. The recognition of income in the first half of 1999 is the result of the sale of the Company's licensing rights.

     Research and development cost for the six month periods ended June 30, 2000 and 1999 was $0. The Company is currently not conducting any research and development activities and does not anticipate any such efforts in the foreseeable future.

     General and administrative costs for the six months ended June 30, 2000 were $48,166 as compared to $35,500 for the six month ended June 30, 1999. General and administrative costs for the six months ended of June 30, 2000 includes a refund of prior years expenses of $19,934, which was netted against actual general and administrative expenses of $$68,100. The Company currently has one non-salaried employee. Expenses for the first half of 2000 were primarily professional fees and interest expense.

     Selling and marketing costs for the six months ended June 30, 2000 and 1999 was $0. The Company is currently not conducting any sales and marketing activities.

     The Company currently has one full-time employee engaged in the disposition of assets, settlement of outstanding debts, sale of the Company's technology, and exploration of potential mergers.

                              Augment Systems, Inc.
                         Notes to Financial Statements
                                  (Continued)

ITEM 6.  Management's Discussion and Analysis or Plan of Operation (continued)

     In September 1998, the Company obtained $1,500,000 in bridge financing of secured convertible promissory notes and common stock purchase warrants from certain investors (the "Convertible Note holders"). The Company used a portion of the proceeds of the bridge financing to repay, in full, its indebtedness to Fleet National Bank. The convertible promissory notes were due and payable upon the earlier of the closing of a financing of a minimum of $4,000,000 or in September 1999. In November 1998, the Company was informed by the investment bank, that provided the bridge financing, that they would be unable to secure the additional funding required to repay the outstanding bridge loan and provide the Company with the necessary working capital to support its business plan and ongoing operations. The Company began to seek alternative financing, but was unable to secure the funds necessary. On January 15, 1999, the Board of Directors decided to shut down operations, lay-off all but one of its employees, liquidate assets, seek buyers for the Company's technology and look for merger partners. On April 7, 2000, the Company requested that the Convertible Note holders convert their interest into the aggregate of five percent (5%) of the equity of the Company after completion of the Right2web transaction. To date, all convertible note holders have agreed to convert their rights into equity in the Company as previously described.

     These factors raise substantial doubt about the Company's ability to continue as a going concern. The Company is dependent on its ability to settle all debts with creditors, attract purchasers of the Company's technology and attract potential merger partners, which will undoubtedly result in substantial dilution to existing shareholders. Although the Company has effectively ceased operations, there are numerous secured and unsecured creditors who could commence litigation against the Company - see Item 3 - Legal Proceedings. In the event that the Company has insufficient funds to settle or defend these matters, the Company or its creditors could cause the filing of a bankruptcy proceeding. See Item 1 - Business - Potential for Bankruptcy - Need for Additional Financing.

     The Company is authorized to issue up to 50,000,000 shares of its Common Stock and up to 2,000,000 shares of Preferred Stock. As of August 9, 2000, there were 15,778,406 shares of the Company's Common Stock issued and outstanding and no Preferred Stock issued and outstanding. The Company has issued an additional 600,000 shares of common stock to Monarch Financial Corp. in exchange for cash in the amount of $60,000.

     The Company has issued an additional 3,279,455 shares of Common Stock to certain investors who participated in a private placement of the Company's Common Stock during January 1998 and May 1998. The shares had been authorized for issuance by the Board of Directors during 1998. In addition, the Company has 7,413,111 Common Stock Purchase Warrants issued and outstanding, of which all 7,413,111 have exercise prices substantially above the existing market price. Pursuant to the Right2web transaction, the Company will issue Preferred Stock after a reverse split of the Company's Common Stock such that Right2web will own, through its convertible preferred shares, 92% of the Common Stock of the Company on a fully diluted basis.

Capital Expenditures

         The Company does not have any material commitments for capital expenditures at this time.

Effects of Inflation

         The Company believes that the relatively moderate rate of inflation over the past few years has not had a significant impact on the Company's sales or operating results.

Income Taxes

     The Company adopted Statement No. 109 "Accounting for Income Taxes" in 1993 and its implementation has had no effect on the Company's financial position and results of operation.

PART II. OTHER INFORMATION

ITEM 1.                LEGAL PROCEEDINGS
                       ------------------
                       None

ITEM 2.                CHANGES IN SECURITIES
                       ---------------------
                       None

ITEM 3.                DEFAULTS UPON SENIOR SECURITIES
                       -------------------------------
                       In September 1999, the Company defaulted on its convertible notes. In April 2000, the note holders were requested to convert their notes to equity. All of the noteholders have agreed to convert.

ITEM 4.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
                       ---------------------------------------------------
                       None

ITEM 5.                OTHER INFORMATION
                       -----------------
                       None

ITEM 6.                EXHIBITS AND REPORTS ON FORM 8-K
                       ---------------------------------
                       The Company filed form 8-K on April 10, 2000 for a change of accountants and the Company has entered into a Stock Purchase Agreement with Right2web.com.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  AUGMENT SYSTEMS, INC.
DATE:
August 9, 2000                    By:/s/Duane A. Mayo
-------------                    --------------------

                                  Duane A. Mayo
                                  Chief Financial Officer
                                  Treasurer and Director
                                 (Principal Financial and Accounting Officer)

                                   EXHIBIT F
                                   =========

                                10KSB 12/31/1999
                                ================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 10-KSB

                                   (Mark One)

     (X) Annual report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (Fee Required) For the fiscal year ended December 31, 1999

     ( ) Transition report under section 13 or 15(d) of the Securities Exchange Act of 1934


                       For the transition period from      to

                         Commission file number 0-22341

                              AUGMENT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)
                  Delaware                                      04-3089539
                  --------                                      ----------
         (State or other jurisdiction of                (I. R. S. Employer
         incorporation or organization)               identification No.)

                       P.O. Box 1111, West Newbury, MA, 01985
                         (Address of principal executive
                               offices)(Zip Code)

                                  978-363-5349
              (Registrant's telephone number, including area code)

             Securities registered pursuant to Section 12(b) of the

                                  Exchange Act:

                                 Not Applicable

             Securities registered pursuant to Section 12(g) of the
                                 Exchange Act:

                          Common Stock, $.01 par value

                         Common Stock Purchase Warrants

Check  whether  the Issuer:  (1) has filed all  reports  required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirement for the past 90 days.

        (1)      Yes ___   NO X           (2)      Yes   X   NO___


     Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B in this form, and no disclosure will be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this form. Yes X NO___

     The  issuer's  revenues  for the fiscal  year ended  December  31, 1999 was
$185,489. As of June 08, 2000, there were 15,178,007 shares of the Issuer's Common Stock, $.01 par value, issued and outstanding. The aggregate market value of the Issuer's voting stock held by non-affiliates was approximately $118,990 based upon the average of the bid and asking prices of such stock on that date.

Item 1.  Description of Business

General/ Proposed Business

     Prior to January 15, 1999, Augment Systems, Inc., (the "Company") designed, developed and sold fibre channel based network file server systems designed to increase data transfer and file storage on computer networks. While the Company experienced initial success with the introduction of its products to customers, long-term viability was dependent, in part, on migrating its technology to standard hardware and software. However, without additional capital, the Company was unable to complete research and development, maintain a sales force and requisite administrative support.

     On January 15, 1999, the Board of Directors elected to discontinue all ongoing operations, layoff all but one of its employees, seek buyers for its technology and inventory and look for a merger partner. The Company has ceased sales, marketing and distribution of its products. On March 31, 1999, two of the remaining three members of the Board of Directors resigned to pursue other interests. As of June 08, 2000, the Company's Chief Financial Officer, and only board member, was engaged in the disposition of assets, settlement of outstanding debts, sale of the Company's technology, and exploration of potential mergers. There are substantial risks that the Company will not be able to settle its debts or find a suitable merger transaction. The Company may be compelled to voluntarily file for bankruptcy or be forced by its creditors into an involuntary bankruptcy. See Item 1 - Potential for Bankruptcy - Need for Financing and Item 6 - Management's Discussion and Analysis or Plan of Operation.

Prior Operations

         Prior to January 15, 1999, Augment Systems, Inc. designed, developed and sold fibre channel-based network file server systems designed to increase data transfer and file storage on computer networks. The Company's initial target market was the electronic printing and publishing industry which is rapidly converting to digital technology, but suffered from critical workflow bottlenecks due to the very large file sizes of color images which cannot be efficiently transported over conventional networks. The Company sold fibre channel-based network file server systems which included (i) one or more end-to-end high speed fibre channel arbitrated loop ("FC-AL") interfaces; (ii) a file server, the AFX 410, that performs a central file management function, high speed large capacity storage, and high speed interconnects to the FC-AL interfaces; and (iii) PCI cards and software for each client workstation to be connected to the file server.

Sale of Securities/Proposed Business

     On March 11, 2000, the Company entered into a Stock Purchase Agreement pursuant to which the Company will sell to Right2web.Com, Inc ("Right2web") Company preferred shares for $10,000 in cash and a 7% note due in one year for $40,000. Right2web is a start-up business- -to- business internet venture, will receive shares of the Company's Series A Convertible Preferred Stock subject to various conditions of closing, including conversion of all outstanding warrants, options and convertible notes into equity, of which all but $25,000 of the convertible notes payable have been converted as of this date. Upon conversion of the Preferred Stock, Right2Web.Com will own 92% of the Company on a fully diluted basis. After dilution, current stockholders would hold 3% of the Company's common stock and the convertible note holders would hold 5%. This transaction should close in the near future.

                                      F-1A

     Right2Web.Com, is owned principally by Jeffrey Leventhal, a former director of the Company who resigned in March 1999. Mr. Leventhal has previously owned three information technology companies, with his most previous venture having been sold to a public company, Netlogics Communications, Inc. (NASDAQ:NETL). Right2web's business model is to build a business-to-business internet destination portal where small to medium sized companies can host their web sites and direct employees to procure information, productivity tools and products. In addition, Right2web intends to assist companies in developing and hosting enabled web sites. Right2web will seek to establish services that will complement the small business marketplace. Right2web has also advised that it intends to make strategic acquisitions in businesses, which may provide related services to small to mid-sized businesses such as advertising, marketing and consulting firms, as well as other internet ventures.

     Since Right2web is a start-up business-to-business e-commerce venture, it will, among other things, be subject to intense competition, the need for substantial financing, unforeseen technological changes, the risks inherent in any internet business such as security concerns, technological difficulties, development of new technology, the need to attract qualified personnel, reliance on Jeffrey Leventhal, and the continuance of favorable market conditions for internet companies, etc.

Employees

         As of April 12, 2000, the Company employed Duane Mayo, on a part-time basis, to dispose of all assets, settle any outstanding debts and explore potential mergers. Mr. Mayo is the sole remaining officer and director of the Company.

Potential for Bankruptcy - Need for Additional Financing

     The Company's continued viability depends, in part, on its ability to negotiate or litigate substantial reductions in the amounts owed by the Company to its creditors and successfully settle or defend any creditor's claims or actions. In the event the Company is unable to achieve this objective, it would not have adequate cash resources to meet its obligations and would, in most likelihood, be forced into a petition in bankruptcy. In addition, the creditors of the Company could place the Company in bankruptcy. Either of the foregoing events would have a material adverse effect on the value of the Company to its current shareholders, secured and unsecured creditors. In the event of bankruptcy, current equity and warrant-holders could be substantially diluted.

     In addition, the Company may also need to raise capital from other financings to pay its debts. There can be no assurances that the Company will be able to obtain such additional financings on terms acceptable to the Company or in a time frame required by the Company, if at all. In such event, the Company may be required to materially alter its plans. Any such additional financing may result in significant dilution to existing stockholders or the issuance of securities with rights superior to those of the existing shareholders. In the event that the Company is unable to raise or borrow additional funds, the Company may be forced into bankruptcy.

     There can be no assurances that the Company will be able to consummate the Right2web transaction within an acceptable time frame required by the Company, if at all. If the Right2web transaction does close, the Company will still need to raise substantial additional capital, the amount of which cannot be determined at this time. Any such transaction will result in significant dilution to existing stockholders or the issuance of securities with rights superior to those of the existing stockholders. (See Item 1. General/Proposed Business). In the event that the Company is unable to consummate the Right2web transaction, the Company may be forced to file for bankruptcy or may cease all activities.

                                      F-2A

ITEM 2.  Description of Property

Facilities

         The Company operates the day-to-day operation from the Chief Financial Officer's residence. The Company believes that its facilities are adequate to meet its current business requirements. Assuming completion of the Right2web transaction, the Company's principal office will be moved to Right2web's corporate headquarters in Florida.

Item 3.  Legal Proceedings

         In March 1998, the Company's former President and CEO, Lorrin Gale, left the Company at the request of the Board of Directors. On May 29, 1998, Mr. Gale filed a complaint against the Company in the Superior Court of the Commonwealth of Massachusetts seeking relief for breach of an employment contract. In September 1998, the Company reached a settlement with Mr. Gale, which required that the Company pay $150,000 in severance pay and an additional $45,000 in increments of $15,000 over the next three years commencing in July 1999. In the event the Company does not make payments under the terms of the settlement agreement or is unable to work out an arrangement for payment, Mr. Gale could obtain a judgement against the Company, which would have a material adverse affect on the prospects of the Company.

     The  Company  is not  involved  in any other  material  legal  proceedings.
Although the Company has effectively ceased operations, there are numerous secured and unsecured creditors who could commence litigation against the Company. In the event that the Company has insufficient funds to settle or defend these matters, the Company or its creditors could cause the filing of a bankruptcy proceeding. See Item 1 - Business - Potential for Bankruptcy - Need for Additional Financing and Item 6 - Management's Discussion and Analysis or Plan of Operation. Mr. Gale died in March 2000, and the Company is negotiating with his estate to convert the balance due Mr. Gale to equity.

Item 4. Submission of Matters to a Vote of Security Holders

         No matters were submitted to a vote of security holders during the year ending December 31, 1999.

Item 5. Market for Common Equity and Related Stockholder Matters

     The Company's Common Stock was traded on the Bulletin Board Over-the-Counter ("OTC-BB) under the symbol "AUGS" and the Company's Common Stock Purchase Warrants were traded on the Bulletin Board Over-the-Counter under the symbol of "AUGSW". Until on or about June 1, 2000 (the Company was de-listed due to its failure to timely file its latest annual and quarterly reports). The Company intends to immediately seek to re-list its securities on the OTC-BB.

                                      F-3A

     In February 1998, the NASD changed the listing requirements for companies whose securities are listed on NASDAQ SmallCap Market. In light of those changes, on February 26, 1998, NASDAQ informed the Company it was to have net tangible assets of $5,000,000 by June 30, 1998, and granted the Company a temporary listing exception until that time. Since, at June 30, 1998, the Company did not meet the net tangible assets requirement, on July 7, 1998 NASDAQ informed the Company that it's securities were no longer eligible for listing on the NASDAQ SmallCap Market.

         The following table sets forth the range of high and low prices quoted for the Common Stock for the periods indicated. Such quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and do not necessarily represent actual transactions.

Common Stock

                                                                             High Bid              Low Bid
                                                                               Price                Price

         1998

           First Quarter......Privately held until May 1997..                  $1.50               $1.00

           Second Quarter....................................                  $1.4375             $ .50

           Third  Quarter....................................                  $ .5625             $ .21875

           Fourth Quarter....................................                  $ .375              $ .01



         1999

           First Quarter.......................................                $ .01                $ .01

           Second Quarter....................................                  $ .01                $ .01

           Third  Quarter..................................                    $ .01                $ .01

           Fourth Quarter.......................................               $ .01                $ .01


                                      F-4A

Dividend Policy

         The Company has never paid any cash dividends and does not anticipate payment of cash dividends on the Company's Common Stock in the foreseeable future. Under Delaware Corporation Law, dividends may be paid only out of legally available funds as prescribed by statute, subject to the discretion of the Company's Board of Directors.

Recent Sales of Unregistered Securities

         The Company did not have any securities sold by the Company during the period covered by this reporting period that were not registered under the Securities Act of 1933 or otherwise reported on the Company's Form 10-QSBs filed during this reporting period.

     1. In December 1998, the Board of Directors authorized the issuance of an additional 3,592,816 shares of Common Stock to 66 accredited investors who participated in private placements of the Company's Common Stock during January and May 1998. The issuance of the shares was pursuant to specific terms of the private placement relating to missing certain revenue milestones. As of June 8, 2000, the Company had not authorized the issuing of 3,279,455 shares.

     2. In December 1998, the Board of Directors authorized the issuance of warrants to purchase 359,282 shares of Common Stock to the underwriter involved in private placements of the Company's Common Stock during January 1998 and May 1998. The issuance of the warrants was pursuant to specific terms of the private placement relating to missing certain revenue milestones. As of April 2000, the Company had not issued those warrants.

         The offerings described in Numbers 1 through 2, inclusive, were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and the Securities and Exchange Commission Rule 506.

ITEM 6.  Management's Discussion and Analysis or Plan of Operation

         The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements. Except for historical information contained herein, the matters discussed in the Liquidity and Capital Resources section below contain potential risks and uncertainties, including, without limitation, risks related to the Company's ability to successfully identify potential merger partners, retain key employees and settle any outstanding debts. The Company will need to attract partners in order to execute its revised business strategy, and there can be no assurance that the Company will be successful in attracting such partners.

General

         In January 1999, the Board of Directors elected to suspend ongoing operations, layoff all but one of its employees, dispose of all assets, attempt to settle any outstanding short and long term debts, seek buyers for its technology, and explore merger opportunities.

         Prior to January 15, 1999, Augment Systems, Inc. designed, developed and sold fibre channel based network file server systems designed to increase data transfer and file storage on computer networks. In September 1998, the Company obtained $1,500,000 in bridge financing of secured convertible promissory notes and common stock purchase warrants. The Company used a portion of the proceeds of the bridge financing to repay in full its indebtedness to a major bank. In November 1998, the Company was informed by an investment bank, that provided the bridge financing, that they would be unable to secure the additional funding required to repay the outstanding bridge loan, provide the Company with the necessary working capital to support the execution of its business plan and ongoing operations. The Company began to seek alternative financing, but, was unable to secure the funds necessary to maintain ongoing operations.

                                      F-5A

     From October 1995 through March 1997, the Company operated as a development stage company and engaged principally in research and development, recruitment of personnel and financing activities. The Company conducted limited marketing activities and did not commence beta shipments of its initial products until February 1997. During the second quarter ended June 30, 1997, the Company commenced commercial shipment of its server product and recognized initial revenue in April 1997. The Company's initial target market was the electronic publishing industry, which required the rapid and efficient movement of large image and data files over networks.

Plan of Operation

     In January 1999, the Board of Directors elected to suspend ongoing operations, layoff all but one of its employees, dispose of all assets, attempt to settle any outstanding short and long term debts, seek buyers for its technology, and explore merger opportunities.

     Revenue for the fiscal year ended December 31, 1999 were $185,489 as compared to $1,062,203 in revenues for the fiscal year ended December 31, 1998. Revenues in 1999 resulted from the sale of software and licenses versus revenues in 1998 which were from products sales. During 1999 and 1998, product revenue were primarily generated through domestic end-user sales.

     The Company incurred no research and development costs for the fiscal year ended December 31, 1999 as compared to $2,338,222 for the fiscal year ended December 31, 1998. The $2,338,222 decrease was primarily attributable to discontinued operations which resulted in a reduction in engineering personnel and consultants associated with the development of the Company's server product and a lack of capital. The Company does not anticipate spending any additional funds on research and development in the foreseeable future.

     General and administrative costs for the fiscal year ended December 31, 1999 were $177,757 as compared to $2,102,945 for the fiscal year ended December 31, 1998. The $1,925,188 decrease is attributable to decreased spending on employees, and legal fees. The Company anticipates that spending for general and administrative costs for the next six months at less than $150,000.

     The Company incurred no sales and marketing costs for the fiscal year ended December 31, 1999 as compared to $1,886,850 for the fiscal year ended December 31, 1998. The $1,886,850 decrease is attributable to a decrease in marketing support and sales personnel. The Company does not plan on spending any funds on selling and marketing expenses in the foreseeable future.

     The Company recognized a net profit for the fiscal year ended December 31, 1999 of $184,527 as compared to a net loss of $7,239,529 for the fiscal year ended December 31, 1998.

     The Company currently has one part-time employee to dispose of all physical assets, attempt to settle any outstanding short and long-term debts, seek buyers for its technology, and explore merger opportunities.

                                      F-6A

Liquidity and Capital Resources

     The Company has funded its operations since October 1995 principally from a combination of debt and equity financings totaling approximately $22,975,000.
Prior to May 1997, the Company issued convertible promissory notes in the aggregate principal amount of approximately $864,000. Approximately $802,000 of the principal balance of these notes plus accrued interest was converted into shares of Common Stock in November 1996 at a conversion price of $4.00 per share. In December 1996 and February 1997, the Company raised gross proceeds of $3,585,000 in a private placement of promissory notes and common stock purchase warrants. The promissory notes, bearing interest at 12% per annum, were repaid from the proceeds of its initial public offering. In addition, from September 1995 through August 1996, the Company issued 1,653,623 shares of its Common Stock for approximately $3,372,000 in gross proceeds.

     On May 16, 1997, the Company completed its initial public offering of 1,800,000 shares of its Common Stock at a price of $5.50 per share and 2,070,000 Redeemable Common Stock Purchase Warrants at $.15 per warrant. Each Redeemable Common Stock Purchase Warrant entitles the holder to purchase one share of Common Stock for $6.60 during the four-year period commencing May 12, 1998. The net proceeds from the Company's initial public offering, after deducting underwriting discounts and commissions and estimated expenses payable by the Company, were approximately $8,220,000.

     In October 1997, the Company obtained a $750,000 loan from Fleet National Bank. The loan was secured by all of the Company's assets, bore interest at Fleet National Bank's prime rate plus 2% and was originally payable by December 31, 1997 or upon completion of a financing resulting in net proceeds to the Company of at least $5,000,000. Pursuant to the terms of the loan, the Company issued detachable warrants to purchase 100,000 shares of Common Stock at an exercise price of $1.00 per share exercisable over five years. This loan was extended through and until July 31, 1998. On July 31, 1998, the Company made a payment in the amount of $300,000 to Fleet National Bank and the final $450,000 balance was retired on August 31, 1998.

     During December 1997 and January 1998, the Company secured $1,000,000 in bridge financing from institutional and private investors in anticipation of the private placement of the Company's Common Stock. The bridge financing promissory notes accrued interest at 8% per annum with interest and principal payable at maturity on the initial closing of the private placement. In addition, the Company issued to bridge investors five year warrants to purchase up to 750,000 shares in the aggregate of the Company's Common Stock at $1.00 per share. In February 1998, the Company repaid $200,000 of these promissory notes plus interest and the holders of $800,000 of these promissory notes converted their notes into shares of the Company's Common Stock at $1.00 per share. In January 1998, the Company closed on an initial amount of $6,180,000 of a private placement initiated in December 1997. In early May 1998, the Company closed on an additional $575,000 and terminated the offering started in December 1997. The aforementioned funds were used to repay outstanding accounts payable debts, incurred during 1997, of approximately $1,400,000, repay bridge financing of approximately $200,000 and bank debt of approximately $300,000, support research and development expenses of approximately $2,000,000, sales and marketing expenses of approximately $1,700,000, and $675,000 in administrative and other expenses.

                                      F-7A

     In September 1998, the Company obtained $1,500,000 in bridge financing of secured convertible promissory notes and common stock purchase warrants from certain investors (the "Convertible Note holders"). The Company used a portion of the proceeds of the bridge financing to repay, in full, its indebtedness to Fleet National Bank. The convertible promissory notes were due and payable upon the earlier of the closing of a financing of a minimum of $4,000,000 or in September 1999. In November 1998, the Company was informed by the investment bank, that provided the bridge financing, that they would be unable to secure the additional funding required to repay the outstanding bridge loan and provide the Company with the necessary working capital to support its business plan and ongoing operations. The Company began to seek alternative financing, but, was unable to secure the funds necessary. On January 15, 1999, the Board of Directors decided to shut down operations, lay-off all but one of its employees, liquidate assets, seek buyers for the Company's technology and look for merger partners. On April 7, 2000, the Company requested that the Convertible Note holders convert their interest into the aggregate of five percent (5%) of the equity of the Company after completion of the Right2web transaction. To date 1,475,000 convertible note holders have agreed to convert their rights into equity in the Company as previously described.


     These factors raise substantial doubt about the Company's ability to continue as a going concern. The Company is dependent on its ability to settle all debts with creditors, attract purchasers of the Company's technology and attract potential merger partners, which will undoubtedly result in substantial dilution to existing shareholders. Although the Company has effectively ceased operations, there are numerous secured and unsecured creditors who could commence litigation against the Company - see Item 3 - Legal Proceedings. In the event that the Company has insufficient funds to settle or defend these matters, the Company or its creditors could cause the filing of a bankruptcy proceeding. See Item 1 - Business - Potential for Bankruptcy - Need for Additional Financing.

     The Company is authorized to issue up to 50,000,000 shares of its Common Stock and up to 2,000,000 shares of Preferred Stock. As of June 08, 2000, there were 11,898,951 shares of the Company's Common Stock issued and outstanding and no Preferred Stock issued and outstanding. The Company has issued an additional 3,279,455 shares of Common Stock to certain investors who participated in private placements of the Company's Common Stock during January 1998 and May 1998. The shares had been authorized for issuance by the Board of Directors during 1998. In addition, the Company has 7,413,111 Common Stock Purchase Warrants issued and outstanding, of which all 7,413,111 are substantially above the existing market price. Pursuant to the Right2web transaction, the Company will issue Preferred Stock after a reverse split of the Company Common Stock such that Right2web will own, through its convertible preferred shares, 92% of the Common Stock of the Company on a fully diluted basis.

Capital Expenditures

         The Company does not have any material commitments for capital expenditures at this time.

                                      F-8A

Effects of Inflation

         The Company believes that the relatively moderate rate of inflation over the past few years has not had a significant impact on the Company's sales or operating results.

Income Taxes

     The Company adopted Statement No. 109 "Accounting for Income Taxes" in 1993 and its implementation has had no effect on the Company's financial position and results of operation.

Year 2000 Disclosure

         The Company believes that its products are year 2000 compliant and does not anticipate any claims relating thereto. As the Company effectively has no operations, the year 2000 problem is not an issue at this point.

ITEM 7.  Financial Statements

         See Pages F-2 through F-19.

     ITEM 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

         On April 10, 2000, the Company's Board of Directors of the Company, dismissed its independent accountants BDO Seidman, LLP ("BDO Seidman") and appointed the accounting firm of Bloom & Company ("Bloom & Company"), as the Company's new outside auditors, subject to shareholder ratification of such appointment at the Company's next annual or, if called prior thereto, special shareholders' meeting. Due to the reduction in the Company's manufacturing and distribution activities, as well as the Company's expected future operations, the Board had determined that it did not need outside auditors with the resources and breadth of operations of BDO Seidman and, based on a review of several accounting firms, selected Bloom & Company which has public company and auditing experience.

         BDO Seidman had included a "going concern" paragraph in its auditor's reports on the financial statements for the Company's two fiscal years ended December 31, 1998 and December 31, 1997, which also indicated that the Company had suspended operations and liquidated its assets. As a result of this uncertainty, BDO Seidman was not able to express, and did not express, an opinion on the 1998 and 1997 financial statements. During the two most recent fiscal years and any subsequent interim period preceding BDO Seidman's dismissal, there were no disagreements between the Company and the former auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former auditors, would have caused BDO Seidman to make a reference to the subject matter of the disagreement in connection with its auditors' reports in such financial statements other than their refusal to issue an unqualifying opinion on the Company's operations for 1998.

                                      F-9A

         Prior to engaging Bloom & Company, the Company consulted with several of its clients as to its qualifications, experiences and ability to audit the Company's financial statements. The Company and Bloom & Company did not have substantive discussions regarding the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements and there are no reports nor written or oral advice provided by the new accountants' experience, provided in deciding to retain Bloom & Company. Further, as noted, there was no matter that was the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K, promulgated by the Securities and Exchange Commission.

         Prior to BDO Seidman's termination, BDO Seidman did not express a difference of opinion regarding any events listed in Item 304(a)(2)(v)(A) through (D) of Regulation S-K.

     ITEM 9. Director's Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act

      The current directors, executive officers and key employees of the Company, their ages and their positions held in the Company are as follows:

NAME                           AGE        POSITION
----                           ---        --------

Duane A. Mayo                  46         Chief Executive Officer
                                          Vice President of Finance
                                          and Administration, Chief Financial
                                          Officer, Treasurer, Secretary and
                                          Director

         All directors hold office until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified. The executive officers are appointed annually by, and serve at the discretion of, the Board of Directors. In January 1999, Mr. Laurence Liebson, the former President and CEO, resigned as an officer and member of the Board of Directors and as of March 31, 1999, Mr. Fred Chanowski and Mr. Jeffrey Leventhal resigned from the Board of Directors.

         DUANE  A.  MAYO  has  served  as  Vice   President   of   Finance   and
Administration since March 1995 and as a director, Chief Financial Officer, Secretary and Treasurer since May 1995. From April 1993 through February 1995, he served as Chief Financial Officer for Xerographic Laser Images Corporation, a publicly-held company involved in development of resolution enhancement technology. From April 1988 to April 1993, Mr. Mayo was Corporate Controller for Howtek, Inc., a publicly-held company and supplier of desktop scanners for the color prepress marketplace.

                                      F-10A

COMMITTEES

         The Board of Directors currently does not have any committees.

DIRECTOR COMPENSATION

         The Company's directors do not receive compensation for serving on the Board of Directors, however, the Company reimburses directors for travel expenses incurred to attend Board meetings.

ITEM 10. Executive Compensation

         The following table sets forth actual compensation, for the fiscal years ended December 31, 1997, 1998 and 1999, including salary, bonuses and certain other compensation, paid by the Company to its Chief Executive Officer. None of the Company's executive officers received cash compensation in excess of $100,000 in 1999.

                                                   SUMMARY COMPENSATION TABLE


                                                                                Long-Term Compensation
                                                     Awards                           Payouts

                                                    Other     Restricted

                                   Annual Compensation           Annual       Stock                LTIP     All Other
     Name and Position         Year     Salary($)  Bonus($)   Compensation Awards($)  Options(#) Payouts($)Compensation  Principal
            (a)                 (b)       (C)       (d)           (e)         (f)        (g)       (h)         (i)

Duane Mayo (3)                 1999       8,333       -         -             -        -           -          -          -
Chief Executive Officer


Lorrin G. Gale

Chairman, President and        1999         -         -          -            -        -           -          -          -
Chief                          1998      73,253       -          -            -        -           -      195,000        -
Executive Officer *            1997      120,000      -          -            -   75,000 (2)       -         (1)         -
                                                                                                     -
Laurence Liebson
Chairman, President and
Chief
Executive Officer **

                               1999      12,500       -       -       -       -           -         -          -          -
                               1998      97,956       -       -       -       -  1,763,955(3)       -          -          -


                                     F-11A

     (1) In March 1998, Mr. Gale left the Company at the request of the Board of Directors. Pursuant to an employment agreement with the Company, he received $150,000 in severance and is obligated to receive an additional $45,000 to be paid in equal installments of $15,000 per year beginning July 1999.

     (2) In January 1997, pursuant to an employment contract, the Company issued incentive stock options to purchase up to 75,000 shares of Common Stock. Options to purchase 15,000 shares of Common Stock vested upon the execution of the agreement and options to purchase 30,000 shares of Common Stock vested on each of the first and second anniversaries of the agreement. All options have an exercise price of $4.00 per share.

(3) In May 1998, Laurence Liebson joined the Company as Chairman, President and Chief Executive Officer. Pursuant to an employment contract, Mr. Liebson was issued incentive stock options to purchase up to 1.763,955 shares of Common Stock. Options to purchase 563,881 shares of Common Stock vested upon execution of the agreement and options to purchase 300,019 shares vest on each of the first, second, third and fourth anniversaries of the agreement. All options had an exercise price of $.40 per share.

     4) In January 1999, the former chairman, President and CEO resigned. Before he resigned Laurence Liebson appointed Duane Mayo CEO and Mr. Mayo was left to discontinue operations of the Company.

* In March 1998, Mr. Gale left the Company as President and Chief Executive Officer

** In January 1999, Mr. Liebson left the Company as President and Chief Executive Officer.

EMPLOYMENT CONTRACTS

         As of June 8, 2000, the Company had no employment contracts with its employee.

         Prior to 1999, the Company had entered into a two-year employment agreement with Mr. Lorrin Gale. Pursuant to such contract, Mr. Gale would be paid a base salary of $125,000 and had been granted incentive stock options to purchase up to 75,000 shares of Common Stock. Options to purchase 15,000 shares of Common Stock vested upon the execution of the agreement and options to purchase 30,000 shares of Common Stock vesting on each of the first and second anniversaries of the agreement. All options had an exercise price of $4.00 per share. Pursuant to his employment agreement, Mr. Gale agreed not to compete with the Company during the term of his employment and for one year thereafter. Mr. Gale left the Company as President and Chief Executive Officer in March 1998.

     Effective as of May 1998, the Company entered into a two-year employment agreement with Mr. Laurence Liebson. Pursuant to such agreement, Mr. Liebson would be paid a base salary of $150,000 and receive $75,000 in relocation expenses, which the Company was unable to pay. In addition, Mr. Liebson was granted incentive stock options to purchase up to 1,763,955 at $.40 per share. Mr. Liebson left the Company as President and Chief Executive Officer in January 1999.





                                       (This page left intentionally blank.)

                                     F-12A

ITEM 11. Security Ownership of Certain Beneficial Owners and Management

         The following table sets, as of April 12, 2000, certain information with respect to the beneficial ownership of the capital stock of the Company for
(i) each person who is known by the Company to own beneficially 5% or more of the outstanding shares of its Common Stock; (ii) each of the directors and executive officers of the Company; and (iii) all directors and officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated. As of April 12, 2000, the Company had 172 Stockholders of record. Unless otherwise indicated, the address for directors, executive officers and 5% stockholders is P.O. Box 1111, West Newbury, Massachusetts 01985.

---------------------------------------------------------- ---------------------------------- ------------
Name and Address of Beneficial Owner               Number of Shares of                Percentage Class

                                                   Common Stock

                                                   Beneficially Owned(1)
-------------------------------------------------- ---------------------------------- --------------------
Duane A. Mayo                                         105,176                          .9%
Nathan Low                                            972,942(2)                      7.9%
Trussel & Co.                                       1,000,000                         8.4%

-------------------------------------------------- ---------------------------------- --------------------
All directors and executive officers as a group       105,176                         .9%
   (1 person)
-------------------------------------------------- ---------------------------------- --------------------

1. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

2.        Includes 210,440 shares of Common Stock held in Nathan A. Low and Ruth
          I. Low JTWROS, and 95,000 shares held in Sunrise Foundation Trust. Also includes 325,775 shares of Common Stock issuable upon exercise of warrants held in Nathan A. Low and Ruth I. Low JTWROS, 50,000 shares of Common Stock issuable upon exercise of warrants held in Sunrise Foundation Trust, and 34,007 shares of Common Stock issuable upon exercise of warrants held by Nathan Low.

Item 12. Certain Relationships and Related Transactions

         In July 1995, the Company issued 105,176 shares of Common Stock valued at $.021 per share to Duane Mayo for services rendered.

     On March 11, 2000, the Company entered into a Stock Purchase Agreement pursuant to which the Company will sell to Right2web for $50,000, a start-up business-to-business internet venture, shares of the Company's Series A Convertible Preferred Stock subject to various conditions of closing, including conversion of all outstanding warrants, options and convertible notes into equity, of which there can be no assurance. Upon conversion of the Preferred Stock, Right2web will own 92% of the Company on a fully diluted basis. After dilution, current stockholders would receive 3% of the Company's Common Stock and the Convertible Note holders would receive 5%. This transaction should close within the near future. In order for Right2web to hold 92% of the issued common stock of the Company, the Company will have to authorize the reverse split of its common stock which is subject to shareholder approval.

         Right2Web, is owned principally by Jeffrey Leventhal, a former director of the Company who resigned in March 1999. Mr. Leventhal has previously owned three information technology companies, with his most previous venture having been sold to a public company, Netlogics Communications, Inc. (NASDAQ:NETL). Right2web's business model is to build a business-to-business internet destination portal where small to medium sized companies can host their web sites and direct employees to procure information, productivity tools and products. In addition, Right2web intends on assisting companies in developing and hosting enabled web sites. Right2web will seek to establish services that will complement the small business marketplace. Right2web has also advised that it intends to make strategic acquisitions in businesses, which may provide related services to small to mid-sized businesses such as advertising, marketing and consulting firms, as well as other internet ventures.

     Since Right2web is a start-up business to business e-commerce venture. It will, among other things, be subject to intense competition, the need for financing, unforeseen technological changes, the risks inherent in any internet businesses such as security concerns, technological difficulties, development of new technology, the need to attract qualified personnel, reliance on Jeffrey Leventhal, and the continuance of favorable market conditions for internet companies, etc.

                                     F-13A

Item 13. Exhibits and Reports on Form 8-K (a) Exhibits.

             27           -  Financial Data Schedule.


             (b)      Reports of Form 8-K.
                      The Company filed a Form 8-K on April 14, 2000.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            AUGMENT SYSTEMS, INC.

                                            By:/s/Duane A. Mayo
                                            -------------------

                                            Duane A. Mayo
                                            Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

/s/Duane A. Mayo             Chief Financial Officer, Treasurer and Secretary
--------------------         Principal Financial & Accounting Officer)
June  9, 2000                Member of the Board of Directors
--------------------


                                     F-14A

                              Augment Systems, Inc.

                          Index to financial Statements



Financial statements:

    Balance sheet as of December 31, 1999

    Statements of operations for the years ended
     December 31, 1999 and 1998

    Statements of stockholders' deficit for the years ended
     December 31, 1999, and 1998

    Statements of cash flows for the years ended December 31, 1999 and 1998

    Notes to financial statements

Report of Independent Certified Public Accountants

                              Augment Systems, Inc.

                                  Balance Sheet

                                    (Note 1)

                                                                December 31,
                                                                     1999
                                                                     ----
       Assets

Current assets:

   Cash (Note 2)                                              $     74,420
              -                                                -----------

     Total current assets                                     $     74,420
                                                               ===========


       Liabilities and Stockholders' Deficit

Current liabilities:

   Bridge financing (Note 4)                                    $ 1,395,701
   Accounts payable                                                  54,942
   Accrued expenses (Note 3)                                        195,000
   Convertible promissory notes (Note 4)                              6,432
   Current portion of obligations under
     capital leases (Note 5)                                         46,760
                                                                -----------

     Total current liabilities                                   1,698,835
                                                                -----------

Commitments (Note 5)

Stockholders' deficit (Notes 4, 6, 8, 9 and 11):

   Preferred stock, $.01 par value; 2,000,000 shares
   authorized;  none issued                                              --
   Common stock, $.01 par value; 50,000,000 shares authorized;
     11,898,951 shares issued and outstanding                       118,989
   Additional paid-in capital                                    21,750,866
   Deficit                                                     ( 23,494,270)
                                                                -----------

     Total stockholders' deficit                               (  1,624,415)
                                                                -----------

     Total liabilities and stockholders' deficit             $       74,420
                                                                ===========

See accompanying notes to financial statements.

                                      F-15A

                              Augment Systems, Inc.

                            Statements of Operations

                                    (Note 1)

                                                                  December 31,
                                                           -------------------------
                                                           1999                 1998


Net sales                                             $  10,489            $1,062,203
Cost of sales                                                --             1,311,031
                                                       --------             ---------

Gross margin (loss)                                      10,489            (  248,828)
                                                        --------             ---------

Operating expenses:

   Research and development expenses                         --             2,338,222
   General and administrative expenses                  177,757             2,102,945
   Selling and marketing expenses                            --             1,886,850
   Loss on impairment of long-lived assets               10,000               449,975
                                                     ----------        --------------

     Total operating expenses                           187,757             6,777,992
                                                    -----------         -------------

     Operating loss                                (   177,268)         (  7,026,820)
                                                     ----------           -----------

Other income (expense):

   Interest income, net                                     --                56,847
   Interest expense (Notes 4 and 6)                (   165,850)        (     269,556)
   Sale of license rights                              175,000                    --
                                                      ---------         -------------

     Total other expense, net                            9,150         (     212,709)
                                                    ----------          ------------

Net loss before extraordinary items                (   168,118)        (   7,239,529)
Gain from extinguishments of debt                      352,645                    --
                                                    ----------          ------------

   Income (loss)                                       184,527          (  7,239,529)

Tax expense                                             55,358                    --
Tax benefit                                         (   55,358)                   --
                                                     ---------          ------------

 Net (loss) income                                 $   184,527         $(  7,239,529)
                                                     ---------           -----------
Number of shares

Net (loss) per share of common stock (Note 10):
   Basic and diluted                                 $  0.02              $(0.65)
                                                        ====                ====

See accompanying notes to financial statements.

                                      F-16A


                              Augment Systems, Inc.
                       Statements of Stockholders' Deficit
                          (Notes 2, 4, 6, 8, 9 and 11)
                                                                                                                Additional
                                                                                Common Stock                      Paid-in
                                                                         Shares                Amount             Capital



Balance, December 31, 1997                                              4,713,319            $    47,132         15,286,410

Issuance of warrants associated with bridge financing                           -                      -            211,588
Issuance of common stock in connection with
 private placement of common stock at $1.00 per share,
 including 378,910 shares issued in lieu of fees to
 placement agent, net of placement fees of $453,881                     5,758,910                 57,589          4,868,530

Issuance of common stock upon conversion of
 bridge financing                                                         300,000                  3,000            297,000
Issuance of common stock upon conversion of
 notes payable                                                            500,000                  5,000            495,000
Issuance of common stock in connection with a
 Private  placement of common stock at $1.00 per share,
 Including 51,722 shares issued in lieu of fees to
 placement agent, net of placement fees of $28,200                        626,722                  6,268            540,532
Issuance of warrants in consideration for consulting                           --                     --             17,138
Issuance of warrants as financing fees for bridge financing                    --                     --             34,668
Net loss                                                                       --                     --                  -
                                                                      -----------               --------         ----------
Balance December 31, 1998                                              11,898,951                118,989         21,750,866

Net income                                                                     --                     --                 --
                                                                      -----------               --------         ----------

Balance, December 31, 1999                                             11,898,951             $  118,989       $ 21,750,866

                                                                      ===========               ========         ==========
                                                                                           (concluded below)

See accompanying notes to financial statements.

                                      F-17A


                                                                                                                Total
                                                                                                            Stockholders'
                                                                                      Deficit                  Deficit


Balance, December 31, 1997                                                           (16,439,268)           (1,105,726)

Issuance of warrants associated with bridge financing                                          -               211,588
Issuance of common stock in connection with
 private placement of common stock at $1.00 per share,
 including 378,910 shares issued in lieu of fees to
 placement agent, net of placement fees of $453,881                                            -             4,926,119

Issuance of common stock upon conversion of
 bridge financing                                                                              -               300,000
Issuance of common stock upon conversion of
 notes payable                                                                                 -               500,000
Issuance of common stock in connection with a
 Private  placement of common stock at $1.00 per share,
 Including 51,722 shares issued in lieu of fees to
 placement agent, net of placement fees of $28,200                                             -               546,800
Issuance of warrants in consideration for consulting                                           -                17,138
Issuance of warrants as financing fees for bridge financing                                    -                34,668
Net loss                                                                            (  7,239,529)          ( 7,239,529)
                                                                                     -----------            ----------
Balance December 31, 1998                                                           ( 23,678,797)          ( 1,808,942)
Net income                                                                               184,527               184,527
                                                                                    ------------             ---------
Balance, December 31, 1999                                                        $( 23,494,270)          $( 1,624,415)
                                                                                  ==============            ==========
See accompanying notes to financial statements.

                                      F-18A

                              Augment Systems, Inc.

                    Statements of Cash Flows (Notes 2 and 12)

                                                                            December 31,
                                                                   ----------------------------
                                                                    1999                 1998

Cash flows from operating activities:

   Net income                                                    $  184,527          $(7,239,529)
   Adjustments to reconcile net loss to net
   cash used for operating activities:
     Depreciation and amortization                                       --              193,652
     Finance fees paid in warrants                                       --               34,668
     Consulting expense paid in warrants                                 --               17,138
     Loss on impairment of long-lived assets                         10,000              449,975
     Provision for doubtful accounts                                     --              204,955
     Provision for inventories                                           --              226,455
     Sale of license rights                                      (  175,000)                  --
     Gain on extinguishments of debt                                352,645                   --
     Interest on warrants associated with debt                           --              165,647
     Changes in operating assets and liabilities:
       Accounts receivable                                               --               20,014
       Inventories                                                       --              936,465
       Prepaid expenses                                              27,936               91,763
       Other assets                                                      --                9,145
       Accounts payable                                          (  675,639)         (   993,697)
       Accrued expenses                                               12,988         (   429,621)
                                                                   ---------           ----------

     Net cash used for operating activities                      (  262,543)         ( 6,312,970)
                                                                   ---------           ----------

   Cash flows from investing activities:

     Purchase of property and equipment                                  --          (    43,779)
     Sale of license rights                                         175,000                   --
     Sale of equipment                                               65,000                   --
                                                                  ---------           ----------

   Net cash used for investing activities                           240,000          (    43,779)
                                                                   ---------           ----------

   Cash flows from financing activities:

     Proceeds from issuance of common stock                              --            5,472,919
     Proceeds from bridge financing                                      --            1,800,000
     Proceeds from issuance (payments) of note payable          (    14,311)         (   750,000)
     Payments on capital lease obligations                      (    76,541)         (     4,827)
     Payments on convertible promissory notes                            --          (    20,752)
                                                                  ----------          -----------

   Net cash provided by financing activities                          90,852            6,497,340
                                                                  ----------           ----------

   Net increase (decrease) in cash                               (   113,395)             140,591
   Cash, beginning of year                                           187,815               47,224
                                                                  ----------           ----------
   Cash, end of year                                           $      74,420          $   187,815
                                                                  ==========            =========

See accompanying notes to financial statements.


                                      F-19A

                             Augment Systems, Inc.
                         Notes to Financial Statements

1.    Organization, Business and Basis of Presentation:

      The Company was incorporated in 1990 to develop and distribute fiber optic printed circuit boards in the publishing and printing markets. The fiber optic products had limited success and in fiscal 1994 the Company began phasing out the fiber optic operations and began the transition into a systems integration and engineering consulting business. In 1995, the Company made a strategic shift in its business operation into the server market.

      Since October 1995 and through March 1997, the Company had been operating as a development stage company and had been engaged principally in research and development, recruitment of personnel and financing activities. During this time, the Company had engaged in limited marketing activities and had not commenced the selling of its initial products, which are high-end file management network systems. During the second quarter ended June 30, 1997, the Company commenced commercial shipment of its server product and recognized initial revenue in April 1997.

      The Company's initial target market was the electronic publishing industry, which requires the rapid and efficient movement of large image and data files over networks. In September 1997, the Company introduced a windows NT-based client server for its file management network systems.

      Although the Company commenced shipment of its products in fiscal 1997, the revenues recognized were less than originally anticipated by Company management. The shortfall in 1997 revenues was attributed to product development delays and problems with the Company's initial products sold. Such shortfalls in revenues continued throughout the course of fiscal 1998.

      In November 1998, the Company was informed by the investment bank that provided the September 1998 bridge financing, that they would be unable to secure the additional funding required to repay the outstanding bridge loan and provide the Company with the necessary working capital to support its business plan and ongoing operations. The Company began to seek alternative financing, but was unable to secure the necessary funds.

      In January 1999, the Board of Directors decided to accomplish the following:

     1. Seek buyers, strategic partners, and merger opportunities to make the Company economically viable.

     2. Suspend ongoing operations, layoff all but one of its employees, dispose of all assets, attempt to settle any outstanding short and long term debts, seek buyers or strategic partners for the further development of its existing technology as well as explore merger opportunities.

     The secured creditors formed a representative committee of two people who initiated a plan to auction off all remaining inventory and substantially all remaining fixed assets (retaining only those assets necessary to effectively shut down operations, valued at approximately $10,000). On January 28, 1999 with the aid of the committee-appointed auctioneer, the Company held the auction, with proceeds amounting to approximately $65,000, indicating that the carrying value of such assets exceeded their fair values. Accordingly, a loss of $184,975 was recorded in operations in 1998 which represents the excess of the carrying value over the fair value of $75,000. Also included in operations is the write-off of capitalized software costs of $265,000 to reduce their carrying value to $0. The Company also recorded charges to cost of sales of approximately $542,000 related to the write-down of unique inventory associated with the Company's products.

      Company's strategic financial and operating plans were as follows:

Financial Plan
     1. Sell the license rights to the Company's technology that is no longer needed.
     2. Settle the  accounts  payable  related to the  previous  operations
     3. Provide incentive to the short-term note holders to exchange their notes and warrants for 5% of the Company's common stock.
     4. Negotiate the termination of operating and capital lease agreements.
     5. Maintain the status of the corporation as a public Company through required SEC filings and compliance with other governmental regulations.
     6. Seek and acquiring entity through the issuance of Series A preferred shares that are convertible to 92% of the Company's common stock.

                                      F-20A

                             Augment Systems, Inc.
                         Notes to Financial Statements
                                  (Continued)


1.    Organization, Business and Basis of Presentation: (continued)

Operating Plan

          1. Build a business-to-business Internet destination portal where small to medium sized companies can host their web sites and direct employees to procure information, productivity tools and products.

          2. Assist businesses in developing and hosting enabled web sites. The Company will seek to establish services that will complement the small business marketplace.

          3. Acquire businesses, which may provide related services to small to mid-sized businesses such as advertising, marketing and consulting firms, as well as other Internet ventures.

      In 1999, the Company began implementing its financial and operating strategies.

          1. The Company sold the license rights to its technology for $175,000.

          2. The Company entered an agreement with the landlord and cancelled the operating lease for its offices located at 2 Robbins Road, Westford, Massachusetts. No additional obligations were incurred as a result of cancellation.

          3. The Company returned to the supplier certain equipment that was obtained under capital lease agreement. In exchange for the cancellation of lease, the Company paid $6,800 in cash and transferred certain accounts receivable to settle additional $6,800 payable to the supplier.

          4. The Company entered a release agreement regarding payment of any future royalties.

     5. Management began negotiations with new management who proposed to purchase 92% of the Company stock and develop its Internet business. Also, a proposal was made the note holders to convert their notes to 5% of the Company's common stock.

     The Company has incurred substantial losses since inception and has been engaged primarily in product development. The Company has funded its losses primarily from a combination of debt and equity financings. In addition, at December 31, 1999, the Company had a working capital deficiency and a stockholders' deficit. Also, as a start-up business-to-business e-commerce venture, the Company's new business, assuming the Right2web transaction closes, is subject to various risks including intense competition, need for substantial funds and qualified personnel, internet security concerns, potential technological difficulties, development of new technology, reliance on key personnel, and the continuance of favorable market conditions for internet companies.

      These factors raise substantial doubt about the Company's ability to continue as a going-concern. The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                      F-21A

                            Augment Systems, Inc.
                         Notes to Financial Statements
                                  (Continued)



2.    Summary of Significant Accounting Policies

      Estimates and Assumptions

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Cash Equivalents

     The Company considers all highly liquid investments with a maturity of three months or less, when purchased, to be cash equivalents. There were no cash equivalents at December 31, 1999.

      Inventories

      The Company had no inventories for the fiscal year ended December 31, 1999. Inventories were recorded at $0 at December 31, 1998, which reflected in charges to cost of sales of $542,000 for the write-down to market. Inventories were stated at the lower of cost (first-in, first-out) or market.

      Property and Equipment

     Property and equipment were recorded at cost. Depreciation was computed using the straight-line method over the estimated useful lives of the related assets ranging from three to five years. Property held under capital leases are being amortized over the lesser of the lease term or their estimated useful lives. The Company reduced the cost of property and equipment to its carrying value of $75,000 in December 1998, resulting in a charge to operations of $184,975 in fiscal year 1998. In 1999, the Company sold most of its equipment for $65,000 and wrote off the balance. As of December 31, 1999, the Company had no fixed assets.

      Long-Lived Assets

     The Company follows the provisions of the Statement of Financial Accounting Standards ("SFAS") No. 121 "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". SFAS 121 establishes accounting standards for the impairment of long-lived assets and certain identifiable intangibles to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of.

The Company reviews the carrying values of its long-lived and identifiable intangible assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Due to the change in circumstances related to the operations of the Company in fiscal 1998, impairment charges were recorded to reduce the carrying value of long-lived assets in December 1998(see Note 1).

      Revenue Recognition

      Revenue was recognized on sales to end users when the product was accepted by the customer.

      Research and Development

      When research and development costs were incurred they were expensed as incurred.

      In accordance with Statement of Financial Accounting Standards No. 86, Accounting for the Costs of Computer Software To Be Sold, Leased or Otherwise Marketed, the Company capitalized software development costs incurred after technological feasibility of the software development projects is established and the reliability of such capitalized costs through future operations is expected. The Company wrote-off all capitalized software costs during 1998 resulting in a charge of $265,000 to operations.

                                      F-22A

                           Augment Systems, Inc.
                         Notes to Financial Statements
                                  (Continued)


2.    Summary of Significant Accounting Policies (continued)

      Income Taxes

          Income taxes are calculated using the liability method specified by Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes.

      Financial Instruments

      The estimated  fair value of the Company's  financial  instruments,  which
include  accounts  payable,   related  party  accounts,   debt  instruments  and
convertible promissory notes, approximate their carrying value.

      Concentrations of Credit Risk and Major Customers

      A significant portion of the Company's sales in 1998 were to customers in the electronic publishing industry. The Company extended credit terms on a customer-by-customer basis based on its evaluation of its collectibility exposure. The Company's sales in 1999 represented a one time license fee for its technology to one customer. In fiscal 1998, the Company derived sales from 5 customers which represented 69% of net sales approximately as follows:


                                                      % Total
              Customer           Sales                 Sales
                  A             182,000                  17%
                  B             180,000                  17%
                  C             116,000                  11%
                  D             142,000                  13%
                  E             113,000                  11%

In 1999, the Company terminated the sale of products and services to all customers.

      Stock Options

      The Company follows the provisions of SFAS No. 123, Accounting for Stock-Based Compensation. The Company has elected to continue to account for stock options at their intrinsic value with disclosure of the effects of fair value accounting on net earnings (loss) and earnings (loss) per share on a pro forma basis.

      Net Loss Per Share of Common Stock

          The Company follows the Statement of Financial Accounting Standards No. 128, Earnings Per Share ("SFAS No. 128"). SFAS No. 128 requires the presentation of both basic and diluted earnings per share.

      New Accounting Standard Not Yet Adopted

      In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). SFAS No. 133 requires companies to recognize all derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged assets or liability or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999.

                                      F-23A

                           Augment Systems, Inc.
                         Notes to Financial Statements
                                  (Continued)

2.    Summary of Significant Accounting Policies (continued)

      Historically, the Company has not entered into derivative contracts either to hedge existing risks or for speculative purposes. Accordingly, the Company does not expect adoption of the new standard in 1999 to affect its financial statements.


4.    Financing Arrangements

      Private Placement

     In January 1998, the Company completed a private placement of 6,180,000 shares of the Company's common stock at a price of $1.00 per share. The proceeds from the private placement less placement fees of $453,881 were approximately $4,926,000. An additional 378,910 shares were issued as part of the placement fees.

      In May 1998, the Company completed a private placement of 575,000 shares of the Company's common stock at a price of $1.00 per share. The proceeds from the private placement less placement fees of $28,200 were approximately $546,800. An additional 51,722 shares were issued as part of the placement fees.

      Bridge Financing

      In January 1998, the Company entered into bridge financing made up of 10 units each consisting of (i) a convertible promissory note in the principal amount of $50,000 bearing interest payable at maturity, at the rate of 8% per annum, which shall be converted into shares of the Company's common stock at the rate of one share of common stock per dollar loaned plus accrued interest as of the date and upon the earlier of (a) the consummation of a financing by the Company which results in net proceeds to the Company of at least $3,000,000 or
(b) June 30, 1998; and (ii) a warrant to purchase 25,000 shares of common stock at an exercise price of $1.00 per share. Gross proceeds were $500,000. The Company allocated proceeds of $47,689 to the detachable warrants and $452,131 to the promissory notes. Upon the completion of a separate private equity placement in January 1998, the above 10 units were converted into 500,000 shares of the Company's common stock. The discount on the debt for the detachable warrants of $47,689 was charged to interest expense upon conversion.

      In September 1998, the Company obtained $1,500,000 in bridge financing consisting of secured convertible promissory notes and 750,000 common stock purchase warrants. The promissory notes bear interest at the rate of 8% and are to be repaid at the earlier of July 31, 1999 or (i) any sale, pledge, assignment or disposition of any assets of the borrower (ii) any merger or consolidation of the borrower or "change of control" of the borrower or (iii) proceeds of at least $4,000,000 from the sale or issuance of any debt or equity securities or proceeds of any loans. Each warrant shall be exercisable for the number of shares equal to 50% of the principal amount of the loans. The warrants are exercisable at $.40 per share and expire five years from the date of issuance.

      In October 1997, the Company entered into a note agreement with a bank in the principal amount of $750,000, with interest at the banks prime rate plus 2% (9.75% at December 31, 1998). This loan was originally payable upon completion of financing, resulting in net proceeds of at least $5,000,000. In December 1997, the loan agreement was amended to extend the due date on the loan to February 28, 1998. In accordance with the original terms of the bridge loan, the Company issued detachable warrants to purchase 100,000 shares of the Company's common stock at an exercise price of $3.00 per share exercisable over 5 years. In consideration of the extension granted in December 1997, the exercise price of the detachable warrants was reduced from $3.00 per share to $1.00 per share. Of the $750,000 in gross proceeds, the Company allocated $81,077 to the detachable warrants and $668,923 to the note. The discount on the debt was amortized over 5 months, the term of the extended loan. In September 1998, the Company repaid the principal balance with a portion of the proceeds from the September 1998 bridge financing. During the year ended December 31, 1998, the remaining discount of $32,431 was charged to interest expense. Accrued interest related to this bridge note of approximately $17,000 is included in current liabilities at December 31, 1998.
                                      F-24A

                              Augment Systems, Inc.
                         Notes to Financial Statements
                                  (Continued)

4.    Financing Arrangements (continued)

      In December 1997, the Company entered into bridge financing which consisted of the sale of 10 units. Each unit consisted of (i) a promissory note in the principal amount of $50,000 bearing interest payable at maturity at the rate of 8% and payable on the earlier of (a) the date of consummation of financing by the Company resulting in net proceeds of at least $3,000,000 or (b) January 30, 1998; and (ii) a warrant to purchase 50,000 shares of common stock at an exercise price of $1.00 per share and having an exercise period of 5 years. Proceeds were $500,000. The Company allocated gross proceeds of $51,852 to the detachable warrants and $448,148 to the promissory notes. The discount on the debt was amortized over 2 months, the term of the loan. During the year ended December 31, 1998, the remaining discount of $25,926 was charged to interest expense. The Company extinguished this debt by paying $200,000 in cash and converting the remaining balance into 300,000 shares the Company's common stock in conjunction with the January 1998 private placement of 6,180,000 shares of the Company's common stock at $1.00 per share.

      Convertible Promissory Notes

      At June 30, 1996, the Company had outstanding $752,602 of convertible promissory notes issued to various stockholders of the Company during September 1995 and May 1996 in connection with a private placement, as well as $111,674 of convertible promissory notes issued (collectively referred to as the "Notes") to MTDC and First Stage in connection with the conversion of demand promissory notes issued in 1991. The Notes mature three years from date of issue and bear interest of 10 percent per annum payable at maturity or upon the earlier of redemption or conversion. The notes provided that following the public offering, any portion of the principal and interest of the Notes not so converted may be converted at the option of the holder at the offering price plus $1.33 per share. However, if the price of the common stock is at least $4.00 above the initial public offering price for a period of 10 consecutive trading days, the Company may convert any of the remaining principal and accrued interest at a price equal to $1.33 per share above the initial public offering price. On November 30, 1996, $802,018 of the outstanding convertible promissory notes and $71,488 of accrued interest, net of financing costs of $133,969, were converted into 218,374 shares of the Company's common stock at a conversion rate of $4.00 per share. Outstanding balances on these notes amounted to $20,743 at December 31, 1998 and $6,432 at December 31, 1999.

5.    Commitments

      Leases
     The Company was obligated for rental payments under two operating leases for facilities that expire through August 2001. Rent expense under these agreements for the year ended December 31, 1999 and 1998 was approximately $-0-and $522,000, respectively. In addition, the Company is obligated under capital leases for equipment that continue through July 2000. Future minimum payments, by year and in the aggregate, under capital leases and operating leases with initial or remaining terms of one year or more was approximately as follows at December 31, 1999:

        Year ended December 31,              Capital Leases    Operating Leases
          2000                                    $      0                  0
          2001                                           0                  0
                                                   -------         ----------
        Total minimum lease payments                     0                  0
                                                                   ==========
        Less amount representing interest                0
                                                   -------
        Present value of minimum lease payments   $      0
                                                   =======

     Subsequent to 1998 year-end, the Company returned all equipment under capital leases and cancelled the operating leases. No amounts have been accrued or recorded by the Company as a result of cancelling the operating leases in 1999. The Company has negotiated a settlement for the non-cancellable capital lease of all equipment and the operating lease for the Company headquarters, at 2 Robbins Road, Westford, Massachusetts, and has been released from any future obligations. The remaining obligation, under non-cancellable capital lease, is for the Company's telephone equipment. The amount owed is estimated at $46,700 and is included under current liabilities.

                                      F-25A

                              Augment Systems, Inc.
                          Notes to Financial Statements
                                   (Continued)

5.    Commitments (continued)

      License Agreements

     On September 27, 1995, the Company obtained a worldwide license from Radius, Inc. ("Radius") to use certain of Radius' technology in its products. In addition, the Company granted to Radius an irrevocable, perpetual, non-exclusive, worldwide, royalty-free license to any modifications to the Radius technology made by the Company. During 1998 and 1997, the Company failed to meet the unit sales requirement. As a result, the Company no longer has the exclusive right to the Radius technology and it may be licensed to other parties. Royalty expense under this license amounted to approximately $-0- and $3,000 in 1999 and 1998, respectively.

      The Company entered into a Development and License Agreement dated August 1, 1996 with Polybus Systems Corporation ("Polybus") pursuant to which the Company obtained an irrevocable, perpetual, worldwide, nonexclusive (except as to publishing for which the license is exclusive) license to a high-speed file manager software package in consideration for royalty payments.

In 1999, the Company cancelled its agreement with Polybus and obtained a release from any obligations.

      Employment Contracts

     Effective January 1, 1997, the Company entered into a two-year employment agreement with Mr. Lorrin Gale, the Company's former President and Chief Executive Officer. Pursuant to such contract, Mr. Gale was paid a base salary of $125,000 and was granted incentive stock options to purchase up to 75,000 shares of common stock. Options to purchase 15,000 shares of common stock vested upon the execution of the agreement and options to purchase 30,000 shares of common stock vested on each of the first and second anniversaries of the agreement. All options have an exercise price of $4.00 per share. Pursuant to his employment agreement, Mr. Gale may not compete with the Company during the term of his employment and for one year thereafter. Mr. Gale left the Company as President and Chief Executive Officer in March 1998. In September 1998, the Company reached a settlement with Mr. Gale which required the Company to pay $150,000 in severance pay and an additional $45,000 in increments of $15,000 over three years beginning July 1999.

      Effective January 1, 1997, the Company entered into an employment agreement with Mr. Duane Mayo, the Company's Chief Financial Officer, for a term equal to the duration of his employment. In consideration of the agreement, Mr. Mayo's annual salary increased from $85,000 to $100,000. Mr. Mayo may not compete with the Company throughout the term of his employment and for one year thereafter.

     Effective May 1998, the Company entered into a two-year employment agreement with Lawrence Liebson, the Company's President and Chief Executive Officer. Pursuant to the contract, Mr. Liebson was to be paid a base salary of $150,000 and was granted incentive stock options to purchase up to 1,763,955 shares of common stock. Options to purchase 563,881 shares of common stock vested upon execution of the agreement and options to purchase 300,019 shares vested on each of the first, second, third and fourth anniversaries of the agreement. All options had an exercise price of $1.00 per share.

     Mr. Liebson left the Company as President and Chief Executive Officer in January 1999.

      In December 1998, the Company authorized the issuance of an additional 3,592,816 shares of common stock to investors and the issuance of warrants to purchase 359,282 shares of common stock to the underwriter who participated in the January and May 1998 private placements. The issuance of the shares and warrants was pursuant to specific terms of the private placement related to missing certain revenue milestones.

                                      F-26A

                             Augment Systems, Inc.
                          Notes to Financial Statements
                                   (Continued)

6.    Related Party Transactions and Subsequent Events

      In February 1997, the Stanley A. Young Family Limited Partnership, an entity affiliated with Stanley A. Young, a company director until June 1997, was issued, in a private placement, promissory notes in the aggregate principal amount of $50,000 and warrants to purchase 6,375 shares of common stock at an exercise price of $2.75 per share and warrants to purchase 6,375 shares of common stock at an exercise price of $4.125 per share.

      In April 1997, the Company issued to Venture Management Consultants, LLC ("Venture Management"), of which Fred L. Chanowski, a director of the Company until March 1999, is a 20% member, a promissory note in the principal amount of $200,000 in consideration for a $200,000 loan. The promissory note bears interest at 18% per annum with interest and principal payable at maturity on May 31, 1998. In May 1997, the Company issued to Venture Management a promissory note in the principal amount of $200,000 in consideration for a $200,000 loan. The promissory note bears interest at 17% per annum with interest and principal payable at maturity on June 30, 1998. In October 1997, the Company issued to Venture Management, in consideration of a $400,000 loan, a promissory note in the principal amount of $400,000 plus a warrant to purchase up to 100,000 shares of Common Stock at $3.00 per share. The promissory note bears interest at 9% per annum with interest and principal payable at maturity on the earlier of (i) December 11, 1997; or (ii) the completion of a financing by the Company. The Company subsequently repaid all three of the promissory notes

     Issued to Venture Management. In October 1997, the Company entered into a Consulting Agreement with Venture Management. In consideration for consulting services, the Company issued Venture Management a warrant to purchase up to 400,000 shares of common stock at $3.00 per share and agreed to pay consulting fees of $4,000 per month, plus out-of-pocket expenses up to $1,000 per month. In October 1998, the Company cancelled the consulting agreement with Venture
Management signed in October 1997 and the warrant to purchase up to 400,000 shares of common stock and entered into a new consulting agreement with Venture Management. In consideration of consulting services, the Company issued a warrant to purchase up to 500,000 shares of common stock at $1.00 per share. Included in consulting expense for 1998 is approximately $17,000 related to these warrants.

     In January 1998, Leventhal Paget LLC, of which Jeffrey Leventhal, a director of the Company until March 1999, purchased 200,000 shares of Common Stock for $200,000 in a private placement of the Company's Common Stock.

     On March 11, 2000, the Company entered into a Stock Purchase Agreement pursuant to which the Company will sell to Right2web.Com, Inc ("Right2web"), a start-up business-to-business internet venture, such number of shares of the Company's Series A Convertible Preferred Stock of the Company subject to various conditions of closing, including conversion of all outstanding warrants, options and convertible notes into equity of which there can be no assurance. Upon conversion of the Preferred Stock, Right2Web.Com will own 92% of the Company on a fully diluted basis. After dilution, current stockholders would receive 3% of the Company's common stock and the convertible note holders would receive 5%. This transaction should close within the next sixty days.

     Right2Web.Com, is owned principally by Jeffrey Leventhal, a former director of the Company who resigned in March 1999. Mr. Leventhal has previously owned three information technology companies, with his previous venture having been sold to a public company, Netlogics Communications, Inc. (NASDAQ:NETL). Right2web's business model is to build a business-to-business internet destination portal where small to medium sized companies can host their web sites and direct employees to procure information, productivity tools and products. In addition, Right2web intends to assist companies in developing and hosting enabled web sites. Right2web will seek to establish services that will complement the small business marketplace. Right2web has also advised that it intends to make strategic acquisitions in businesses, which may provide related services to small to mid-sized businesses such as advertising, marketing and consulting firms as well as other internet ventures.

     Since Right2web is a start-up business-to-business e-commerce venture, it will, among other things, be subject to intense competition, the need for financing, unforeseen technological changes, the risks inherent in any internet businesses such as security concerns, technological difficulties, development of new technology, the need to attract qualified personnel, reliance on Jeffrey Leventhal, and continuing of favorable market conditions for internet companies, etc.
                                      F-27A

                              Augment Systems, Inc.
                          Notes to Financial Statements
                                   (Continued)

7.    Income Taxes

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

      At December 31, 1999 the Company had a gross deferred tax asset of $8,457,000 related to a net operating loss carryforward, for which a valuation allowance of $8,457,000 was recorded. The Company had no deferred tax liability at December 31, 1998. The current year increase in the deferred tax asset and the related valuation allowance of $2,957,000 was primarily attributable to the increase in the deferred asset related to the net operating loss carryforward.

      Due to operating losses generated, there is no provision for federal and state income taxes for the years ended December 31, 1999 and December 31, 1998:

                                                       Rate             Amount
                                                       -------         -------

Expected federal tax expense at statutory rate          27%          $  50,989
U.S. State income taxes                                  3               4,369
Tax benefit of loss carryforward                       (30)            (55,358)
                                                       ---              ------
  Provision for income tax                              --            $     --
                                                       ===              ======


      The difference between the effective tax rate and the United States federal rate of 34 percent for the years ended December 31, 1999 and December 31, 1998 relates to the limitations applicable to the recognition of tax benefits from the net operating losses.

      At December 31, 1998, the Company had a net operating loss carryforward for federal income tax purposes of approximately $20,300,000 which expires in 2012. Net operating loss carryforwards are subject to review and possible adjustment by the Internal Revenue Service and may be limited in the event of certain cumulative changes in the ownership interests of significant stockholders over a three year period in excess of 50 percent. As a result of the change in ownership of the Company in June 1995, the ultimate utilization of the Company's net operating losses were substantially eliminated as of June 30, 1995. As a result of the changes in ownership of the Company in June 1996, May 1997, January 1998 and May 1998, the ultimate utilization of the Company's net operating losses are expected to be limited.

                                      F-28A

                              Augment Systems, Inc.
                          Notes to Financial Statements
                                   (Continued)


8.    Capital Stock

      Preferred Stock

     In July 1995, the Board of Directors approved an increase in the number of authorized shares of preferred stock from 593,602 shares to 2,000,000 shares. The preferred stock may be issued in one or more series, the terms of which may be determined at the time of issuance by the Board of Directors, without further action by stockholders, and may include voting rights, preferences to dividends and liquidation, conversion and redemption rights and sinking fund provisions.

      Common Stock

     In June 1998, the Board of Directors approved an increase in the number of authorized shares of common stock from 30,000,000 shares to 50,000,000 shares.

      In March 1997, the Company issued 47,807 shares of common stock in connection with the exercise of a warrant to purchase common stock for $1.507 per share.

      In May 1997, the Company issued 1,800,000 shares of common stock in connection with an initial public offering.

     In April 1997, the Board of Directors declared a three-for-four reverse stock split of the Company's common stock. All common stock, common stock options and per share information disclosed in the financial statements and notes thereto, have been adjusted to give effect for this stock split.

      In January 1998, in connection with a $6,180,000 private placement of the Company's common stock, the Company issued warrants for the purchase of up to 655,891 shares of common stock to the underwriter and 12 of its designees. These warrants have an exercise price of $1.00 per share; rights to purchase shares granted by these warrants will expire on January 8, 2003.

      In May 1998, in connection with a $575,000 private placement of the Company's common stock, the Company issued 51,722 shares of common stock, to the underwriter. The shares of common stock were issued in lieu of cash compensation payments to the underwriter.

      At December 31, 1998, 129,850 shares of common stock were reserved for issuance under outstanding stock options and 7,501,681 shares were reserved for issuance under warrants.

                                      F-29A

                              Augment Systems, Inc.
                          Notes to Financial Statements
                                   (Continued)


8.    Capital Stock (continued)

      Warrants

     In January 1998, in connection with a $500,000 bridge financing, the Company issued promissory notes with a stated principal of $500,000 and warrants to purchase up to 250,000 shares at $1.00 per share. In April and May 2000 $1,475,000 of the convertible note holders agreed to convert their notes and warrants into an aggregate of 5% of the equity of the Company after the proposed reverse stock split.

      In January 1998, in connection with a $6,180,000 private placement of the Company's common stock, the Company issued 378,910 shares of common stock, to the underwriter and 4 of its designees. The shares of common stock were issued in lieu of cash compensation payments to the underwriter.

      In May 1998, in connection with a $575,000 private placement of the Company's common stock, the Company issued warrants for the purchase of up to 62,673 shares of common stock to the underwriter and 4 of its designees. These warrants have an exercise price of $1.00 per share; rights to purchase shares granted by these warrants will expire May 30, 2003.

      In September 1998, in connection with a $1,500,000 bridge financing, the Company issued secured promissory notes with a stated principal of $1,500,000 and warrants to purchase up to 750,000 shares of the Company's common stock at $.40 per share.

      In September 1998, in connection with the execution of a consulting agreement and securing of $1,500,000 the Company issued warrants to purchase 1,000,000 shares of the Company's common stock to an underwriter and 4 of its designees. These warrants have an exercise price of $.40 per share; rights to purchase shares granted by these warrants will expire on September 30, 2003.

      In October 1998, the Company cancelled warrants to purchase up to 400,000 in common stock associated with a consulting agreement and entered into a new consulting agreement by issuing warrants to purchase 500,000 shares of the Company's common stock at $1.00 per share expiring in October 2003.

      In December 1998, the Board of Directors authorized the issuance of an additional 3,592,816 shares of common stock to 66 accredited investors who participated in private placements of the Company's common stock during January and May 1998. The issuance of the shares was pursuant to specific terms of the private placement relating to missing certain revenue milestones. As of April 1999, the Company had not issued those shares.

      In December 1998, the Board of Directors authorized the issuance of warrants to purchase 359,282 shares of common stock to the underwriter involved in private placements of the Company's common stock during January 1998 and May 1998. The issuance of the warrants was pursuant to specific terms of the private placement relating to missing certain revenue milestones. As of April 1999, the Company has not issued those warrants.

                                      F-30A

                              Augment Systems, Inc.
                          Notes to Financial Statements
                                   (Continued)


8.    Capital Stock (continued)

      From November 1995 to May 1996, the Company issued (i) warrants to purchase in the aggregate 244,059 shares of common stock at an exercise price of $1.507, of which 21,514 have an expiration date four years from the date of issuance and 222,545 have an expiration date five years from the date of issuance; and (ii) warrants (to a placement agent) to purchase an aggregate of 21,966 shares of common stock at a price of $1.507 per share and expiring between November 22, 2000 and May 31, 2001. In July 1996, the Company issued a warrant to purchase 23,904 shares of common stock at an exercise price equal to one half of the price of the shares of common stock in the Company's initial public offering and with an expiration date five years from the date of issuance. In October 1996, the Company issued a warrant to purchase 11,952 shares of common stock at an exercise price of $2.093 per share and with an expiration date five years from the date of issuance. In December 1996, the Company issued a warrant to purchase 37,500 shares of the Company's common stock at an exercise price of $4.00 per share and with an expiration date five years from the date of issuance. From December 1996 through February 1997, the Company issued warrants to purchase in the aggregate 914,188 shares of common stock, 457,094 of which have an exercise price of $2.75 per share and 457,094 of which have an exercise price equal of $4.125 per share. These warrants are exercisable for a period of three years commencing on December 30, 1997.

      In connection with an initial public offering declared effective on May 12, 1997, 2,070,000 redeemable common stock purchase warrants were issued by the Company. Each warrant entitles the holder to purchase one share of common stock for $6.60 during the four-year period commencing one year from the date of the offering.


9.    Stock Option Plan

      In July 1995, the Company adopted its 1995 Stock Option Plan. Under this plan, the Board of Directors, at their discretion, can issue either incentive stock options or nonqualified options to employees and nonqualified options to consultants, directors or other nonemployees.

     Incentive stock options may not be granted at a price less than the fair market value of the shares at the grant date (or less than 110% of fair market value in the case of employees or officers holding 10% or more of the voting stock) while the nonqualified options may be granted at a price determined by the Board of Directors except that the Company has agreed with the Underwriters not to grant any nonqualified options at a price lower than 85% of the fair market value of the shares at the date of the grant. All grants as of December 31, 1998 were at fair market value or greater. The options generally vested 10% after 30 days from the date of grant and the balance ratably over a period of four years. Incentive stock options granted under the plan expire not more than 10 years from the date of grant and not more than five years in the case of incentive stock options granted to an employee or officer holding 10% or more of the voting stock of the Company. All options not exercised at the end of the vesting period automatically expire. The aggregate number of shares which may be granted under this plan may not exceed 4,800,000 shares.

                                      F-31A

                              Augment Systems, Inc.
                          Notes to Financial Statements
                                   (Continued)


9.    Stock Option Plan (continued)

      Changes in options outstanding under the 1995 Stock Option Plan are summarized as follows:

                                             Weighted-Average
                                       Shares             Exercise Price

 Balance, January 1, 1998             2,265,620                  1.04
 Granted                                     --                    --
 Exercised                                   --                    --
 Cancelled or expired                (2,134,770)                 1.04
                                     ----------                ------
 Balance, December 31, 1998             130,850                 $1.00
                                     ==========                 =====

      The following table summarizes information about stock options outstanding at December 31, 1999:

                                                   Options Outstanding
                                                   -------------------
                                                          Weighted-
                                     Number                Average    Weighted-
     Range of                   Outstanding at            Remaining    Average
     Exercise                     December 31,           Contractual  Exercise
     Prices                          1999               Life (years)    Price
--------------------------------------------------------------------------------

      $1.00                        130,850                  4.4        $ 1.00


      $1.00                        130,850                  4.4        $ 1.00
      ======                      ========                  ===         =====


                                      F-32A

                              Augment Systems, Inc.
                          Notes to Financial Statements
                                   (Continued)


9.    Stock Option Plan (concluded)

                                                 Options Exercisable
                                      Number                          Weighted-
        Range of                  Exercisable at                       Average
        Exercise                    December 31,                      Exercise
         Prices                        1999                             Price
         --------------------------------------------------------------------

        $1.00                         130,850                          $1.00

        $1.00                         130,850                          $1.00
        ======                        ========                         =====

      The Company follows the provisions of SFAS No. 123, "Accounting for Stock-Based Compensation". The Company has elected to continue to account for stock options at intrinsic value with disclosure of the effects of fair value accounting on net income (loss) and earnings (loss) per share on a pro forma basis. Had compensation costs for the stock option plans been determined using the fair value method, the Company's pro forma net loss and loss per share would have been as follows:

                                                                     December 31,
                                                             --------------------------
                                                                  1999           1998
                                                             -------------    ---------

  Net profit (loss)                 As reported          $    184,527       $(7,239,529)
                                        Pro forma             184,527       $(7,814,319)

  Basic and diluted loss
   per share                       As reported            $    (0.02)       $   (0.65)
                                        Pro forma         $    (0.02)       $   (0.70)

      Pro forma compensation cost may not be representative of that to be expected in future years.

      The Company has computed the pro forma disclosures required under SFAS No. 123 using the Black-Scholes option pricing model prescribed by SFAS No. 123. The level of outstanding options as of December 31, 1999 does support the calculation. The weighted average assumptions used for the year ended December 31, 1998 are as follows: risk free interest rates range of 5.67%, expected dividend yield of 0% and expected option life of 60 months; and expected volatility of 50%. The weighted average fair value of all options granted during the years ended December 31, 1999 was $0.51.

                                      F-33A

                              Augment Systems, Inc.
                          Notes to Financial Statements
                                   (Continued)


10.   Net Loss Per Share of Common Stock

     The Company follows the Statement of Financial Accounting Standards (SFAS) No. 128, Earnings per Share, issued by the Financial Accounting Standards Board. Under SFAS No. 128, the basic and diluted net loss per share of common stock for the years ended December 31, 1998 and December 31, 1997 is computed by dividing the net loss by the weighted average number of common shares outstanding during the period.

      The weighted average number of common shares outstanding is summarized as follows:

                                                             December 31,
                                                     -----------------------------
                                                       1999                 1998
                                                     -----------         ---------

 Denominator for basic and diluted loss per share:
 Weighted average common stock
  shares outstanding                                 11,898,952           11,105,306

     The  Company's  convertible  preferred  stock,  unissued  shares  and other
convertible   instruments  are  not  considered   outstanding  for  the  diluted
calculation since their effect is antidilutive.

11.   Initial Public Offering

      During fiscal 1997, the Company consummated an initial public offering of its common stock and common stock purchase warrants under the Securities Act of 1933 with the Securities and Exchange Commission. Pursuant to the offering, 1,800,000 shares of common stock and 2,070,000 redeemable common stock purchase warrants were issued and sold by the Company. Each warrant entitles the holder to purchase one share of common stock for $6.60 during the four-year period commencing one year from the date of the offering. The Registration Statement was declared effective on May 12, 1997. The Company received net proceeds after expenses of approximately $8,220,000.

12.   Supplemental Cash Flow Information

                                                                            December 31,
                                                                     -------------------------
                                                                        1999            1998
                                                                     ----------        -------

      Supplemental schedule of cash payments:
      Cash paid for interest                                     $    7,088         $        --
      Cash paid for taxes                                                --                  --

      Supplemental schedule of non-cash financing and investing activities:

          Conversion of bridge financing into common stock               --              300,000
          Conversion of notes payable into common stock                  --              500,000
          Debt discount paid in warrants                                 --              211,588
          Financing fees paid in warrants                                --               34,668
          Consulting expense paid with warrants                          --               17,138
          Property and equipment acquired by
            capital lease obligations                                    --                   --

                                      F-34A

                                BLOOM AND COMPANY
                          50 CLINTON STREET, SUITE 502
                               HEMPSTEAD, NY 11550
                                TEL 516 486-5900
                                FAX 516 486-5476


               Report of Independent Certified Public Accountants
               --------------------------------------------------

     To the Board of Directors
     Augment Systems, Inc.
     North Andover, Massachusetts

     We have audited the accompanying balance sheet of Augment Systems, Inc. as of December 31, 1999 and the related statements of operations, stockholders' deficit, and cash flows for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to report on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our report.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Augment Systems, Inc. as of December 31, 1999, and the results of its operations and its cash flows for the years ended December 31, 1999 and 1998, in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that Augment Systems, Inc. will continue as a going concern. As discussed in
     Note 1 to the financial statements, the Company has suffered recurring losses from operations and has a net working capital deficiency and a stockholders' deficit. In addition, the Company has suspended operations and liquidated its assets. These circumstances raise substantial doubt about the entity's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     Bloom and Company

     Hempstead, NY
     June 8, 2000

                                      F-35A